As filed with the Securities and Exchange Commission on October 22, 2003
Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form S-3

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Peabody Energy Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1221	13-4004153
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

701 Market Street

St. Louis, Missouri 63101-1826
(314) 342-3400
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

SEE TABLE OF ADDITIONAL REGISTRANTS

Jeffery L. Klinger, Esq.

Peabody Energy Corporation
701 Market Street
St. Louis, Missouri 63101-1826
(314) 342-3400
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent for Service)

With a Copy to:

Risë B. Norman, Esq.
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

      Approximate date of commencement of proposed sale of the Securities to the public: From time to time after the registration statement becomes effective.

      If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box:     ☐

      If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box:     ☑

      If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

      If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

      If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.     ☐

CALCULATION OF REGISTRATION FEE

		Proposed Maximum	Proposed Maximum
Title of Each Class of	Amount to be	Aggregate Offering	Aggregate Offering	Amount of
Securities to be Registered	Registered(1)	Price Per Security(1)	Price(1)	Registration Fee(1)(2)

Debt Securities of Peabody Energy Corporation

Guarantees of Debt Securities by Subsidiary Guarantors

Preferred Stock, par value $0.01 per share(3)

Common Stock, par value $0.01 per share(4)

Preferred Stock Purchase Rights(5)

Warrants(6)

Units(7)

Total	$1,250,000,000	100%	$1,250,000,000	$101,125

Common Stock, par value $0.01 per share(8)	10,267,169 shares	$33.62(9)	$345,182,222(9)	$27,926(10)

Preferred Stock Purchase Rights(5)

(1)	Pursuant to General Instruction II.D to Form S-3, the Amount to be Registered, Proposed Maximum Aggregate Offering Price Per Security and Proposed Maximum Aggregate Offering Price have been omitted for each class of securities that are registered hereby other than the specified shares of common stock to be sold by selling stockholders. See note (9).

(2)	The registration fee for the unallocated securities registered hereby has been calculated in accordance with Rule 457(o) under the Securities Act of 1933, as amended, and reflects the maximum offering price of securities that may be issued rather than the principal amount of any securities that may be issued at a discount.

(3)	An indeterminate number of shares of preferred stock of Peabody Energy Corporation are covered by this Registration Statement.

(4)	An indeterminate number of shares of common stock of Peabody Energy Corporation are covered by this Registration Statement. Shares of common stock issued upon conversion of the debt securities and the preferred stock will be issued without the payment of additional consideration.

(5)	The preferred stock purchase rights initially will trade together with the common stock. The value attributable to the preferred stock purchase rights, if any, is reflected in the offering price of the common stock.

(6)	An indeterminate number of warrants of Peabody Energy Corporation, each representing the right to purchase an indeterminate number of shares of preferred stock or shares of common stock or amount of debt securities, each of which are registered hereby, are covered by this Registration Statement.

(7)	Each Unit consists of any combination of two or more of the securities being registered hereby.

(8)	Represents shares of common stock to be sold by certain selling stockholders identified herein or, to the extent applicable, to be named in a prospectus supplement.

(9)	Estimated solely for the purpose of determining the registration fee and calculated in accordance with Rule 457(c) under the Securities Act on the basis of the average of the high and low price per share of the common stock as reported on the New York Stock Exchange on October 20, 2003.

(10)	$1,946 of which was previously paid on January 15, 2003 in connection with the unissued shares of common stock of certain selling stockholders registered under registration statement No. 333-102516, and is being offset against the total filing fee due for this registration statement pursuant to Rule 457(p) of the General Rules and Regulations under the Securities Act of 1933, as amended.

      The registrants hereby amend this registration statement on such date or dates as may be necessary to delay its effective date until the registrants shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANTS

	State or Other		Address, including Zip Code,
	Jurisdiction of	IRS Employer	and Telephone Number, including
Exact Name of Registrant	Incorporation or	Identification	Area Code, of Registrant’s
as Specified in its Charter	Organization	Number	Principal Executive Offices

Affinity Mining Company	West Virginia	25-1207512	202 Laidley Tower
P.O. Box 1233
Charleston, WV 25324
(304) 344-0300
Arclar Company, LLC	Indiana	31-1566354	420 Longlane Road
Equality, IL 62934
(618) 273-4314
Arid Operations Inc.	Delaware	84-1199578	14062 Denver West Parkway
Suite 110
Golden, CO 80401-3301
(760) 337-5552
Beaver Dam Coal Company	Delaware	61-0129825	701 Market Street
Suite 725
St. Louis, MO 63101
(314) 342-3400
Big Ridge, Inc.	Illinois	37-1126950	617 East Church Street
Harrisburg, IL 62946
(618) 273-4314
Big Sky Coal Company	Delaware	81-0476071	P.O. Box 97
Colstrip, MT 59323
(406) 748-5750
Black Beauty Coal Company	Indiana	35-1799736	P.O. Box 312
Evansville, IN 47702
(812) 424-9000
Black Beauty Equipment Company	Indiana	35-1975683	414 South Fares
Evansville, IN 47714
(812) 424-9000
Black Beauty Holding Company, LLC	Delaware	73-1663373	701 Market Street
Suite 703
St. Louis, MO 63101
(314) 342-3400
Black Beauty Mining, Inc.	Indiana	35-1836160	414 South Fares
Evansville, IN 47714
(812) 424-9000
Black Beauty Resources, Inc.	Indiana	35-1471083	414 South Fares
Evansville, IN 47714
(812) 424-9000
Black Beauty Underground, Inc.	Indiana	35-1834526	414 South Fares
Evansville, IN 47714
(812) 424-9000
Black Walnut Coal Company	Delaware	68-0541705	701 Market Street
St. Louis, MO 63101
(314) 342-3400
Bluegrass Coal Company	Delaware	43-1540253	701 Market Street, Suite 710
St. Louis, MO 63101-1826
(314) 342-3400
Caballo Coal Company	Delaware	83-0309633	1013 Boxelder
Caller Box 3037
Gillette, WY 82717
(307) 687-6900

	State or Other		Address, including Zip Code,
	Jurisdiction of	IRS Employer	and Telephone Number, including
Exact Name of Registrant	Incorporation or	Identification	Area Code, of Registrant’s
as Specified in its Charter	Organization	Number	Principal Executive Offices

Charles Coal Company	Delaware	04-2698757	202 Laidley Tower, P.O. Box 1233
Charleston, WV 25324
(304) 344-0300
Cleaton Coal Company	Delaware	43-1887526	701 Market Street
Suite 703
St. Louis, MO 63101
(314) 342-3400
Coal Properties Corp.	Delaware	04-2702708	202 Laidley Tower, P.O. Box 1233
Charleston, WV 25324
(304) 344-0300
Colony Bay Coal Company	West Virginia	55-0604613	202 Laidley Tower, P.O. Box 1233
Charleston, WV 25324
(304) 344-0300
Cook Mountain Coal Company	Delaware	55-0732291	202 Laidley Tower, P.O. Box 3506
Charleston, WV 25324
(304) 344-0300
Cottonwood Land Company	Delaware	43-1721982	301 N. Memorial Drive, Suite 334
St. Louis, MO 63102
(314) 342-7610
Cyprus Creek Land Company	Delaware	73-1625890	701 Market Street
Suite 772
St. Louis, MO 63101
(314) 342-3400
Cyprus Creek Land Resources, LLC	Delaware	75-3058264	701 Market Street
Suite 775
St. Louis, MO 63101
(314) 342-3400
EACC Camps, Inc.	West Virginia	25-0600150	202 Laidley Tower, P.O. Box 1233
Charleston, WV 25324
(304) 344-0300
Eagle Coal Company	Indiana	35-1989964	414 South Fares
Evansville, IN 47714
(812) 424-9000
Eastern Associated Coal Corp.	West Virginia	25-1125516	202 Laidley Tower, P.O. Box 1233
Charleston, WV 25324
(304) 344-0300
Eastern Royalty Corp.	Delaware	04-2698759	202 Laidley Tower, P.O. Box 1233
Charleston, WV 25324
(304) 344-0300
Empire Marine, LLC	Indiana	37-1272532	414 South Fares
Evansville, IN 47714
(812) 424-9000
Falcon Coal Company	Indiana	35-2006760	414 South Fares
Evansville, IN 47714
(812) 424-9000
Gallo Finance Company	Delaware	43-1823616	701 Market Street
Suite 713
St. Louis, MO 63101
(314) 342-3400
GIBCO Motor Express, LLC	Indiana	35-2078446	414 South Fares
Evansville, IN 47714
(812) 424-9000

	State or Other		Address, including Zip Code,
	Jurisdiction of	IRS Employer	and Telephone Number, including
Exact Name of Registrant	Incorporation or	Identification	Area Code, of Registrant’s
as Specified in its Charter	Organization	Number	Principal Executive Offices

Gold Fields Chile, S.A.	Delaware	13-3004607	14062 Denver West Parkway
Suite 110
Golden, CO 63102
(303) 271-3600
Gold Fields Mining Corporation	Delaware	36-2079582	14062 Denver West Parkway
Suite 110
Golden, CO 63102
(303) 271-3600
Gold Fields Operating Co.-Ortiz	Delaware	22-2204381	14062 Denver West Parkway
Suite 110
Golden, CO 80401-3301
(303) 271-3600
Grand Eagle Mining, Inc.	Kentucky	61-1250622	19070 Highway 1078 South
Henderson, KY 42420
(502) 546-7926
Hayden Gulch Terminal, Inc.	Delaware	86-0719481	P.O. Box 882323
Steamboat Springs, CO 80488
(314) 342-3400
Highland Mining Company	Delaware	43-1869675	701 Market Street
Suite 724
St. Louis, MO 63101-1826
(314) 342-3400
Highwall Mining Services Company	Delaware	20-0010659	701 Market Street
Suite 805
St. Louis, MO 63101
(314) 342-3400
Hillside Mining Company	West Virginia	55-0695451	202 Laidley Tower
Charleston, WV 25324
(304) 340-1830
Independence Material Handling Company	Delaware	43-1750064	701 Market Street, Suite 840
St. Louis, MO 63101-1826
(314) 342-3400
Indian Hill Company	Delaware	20-0066123	701 Market Street
Suite 706
St. Louis, MO 63101
(314) 342-3400
Interior Holdings Corp.	Delaware	43-1700075	701 Market Street, Suite 730
St. Louis, MO 63101-1826
(314) 342-3400
James River Coal Terminal Company	Delaware	55-0643770	701 Market Street, Suite 712
St. Louis, MO 63101-1826
(314) 342-3400
Jarrell’s Branch Coal Company	Delaware	73-1625894	701 Market Street
Suite 774
St. Louis, MO 63101
(314) 342-3400
Juniper Coal Company	Delaware	43-1744675	701 Market Street, Suite 716
St. Louis, MO 63101-1826
(314) 342-3400
Kanawha River Ventures I, LLC	West Virginia	20-0089445	P.O. Box 1233
Charleston, WV 25324
(304) 344-0300

	State or Other		Address, including Zip Code,
	Jurisdiction of	IRS Employer	and Telephone Number, including
Exact Name of Registrant	Incorporation or	Identification	Area Code, of Registrant’s
as Specified in its Charter	Organization	Number	Principal Executive Offices

Kayenta Mobile Home Park, Inc.	Delaware	86-0773596	P.O. Box 605
Kayenta, AZ 86033
(928) 677-3201
Logan Fork Coal Company	Delaware	73-1625895	701 Market Street
Suite 773
St. Louis, MO 63101
(314) 342-3400
Martinka Coal Company	Delaware	55-0716084	202 Laidley Tower, P.O. Box 815
Charleston, WV 25324-0004
(304) 344-0300
Midco Supply and Equipment Corporation	Illinois	43-6042249	P.O. Box 14542
St. Louis, MO 63178
(314) 342-3400
Midwest Coal Acquisition Corp.	Delaware	20-0217640	701 Market Street
Suite 722
St. Louis, MO 63101
(314) 342-3400
Mountain View Coal Company	Delaware	25-1474206	202 Laidley Tower, P.O. Box 1233
Charleston, WV 25334-0004
(304) 344-0300
Mustang Energy Company, L.L.C.	Delaware	43-1898532	701 Market Street
Suite 953
St. Louis, MO 63101
(314) 342-3400
North Page Coal Corp.	West Virginia	31-1210133	202 Laidley Tower, P.O. Box 1233
Charleston, WV 25334-0004
(304) 344-0300
Ohio County Coal Company	Kentucky	61-1176239	19070 Highway 1078 South
Henderson, KY 42420
(502) 546-7561
Patriot Coal Company, L.P.	Delaware	61-1258748	19070 Highway 1078 South
Henderson, KY 42420
(502) 546-9430
Peabody America, Inc.	Delaware	93-1116066	701 Market Street, Suite 720
St. Louis, MO 63101-1826
(314) 342-3400
Peabody Archveyor, L.L.C.	Delaware	43-1898535	701 Market Street
Suite 751
St. Louis, MO 63101
(314) 342-3400
Peabody Coal Company	Delaware	13-2606920	701 Market Street
St. Louis, MO 63101
(314) 342-3400
Peabody COALSALES Company	Delaware	43-1610419	701 Market Street
St. Louis, MO 63101
(314) 342-3400
Peabody COALTRADE, Inc.	Delaware	43-1666743	701 Market Street
St. Louis, MO 63101
(314) 342-3400

	State or Other		Address, including Zip Code,
	Jurisdiction of	IRS Employer	and Telephone Number, including
Exact Name of Registrant	Incorporation or	Identification	Area Code, of Registrant’s
as Specified in its Charter	Organization	Number	Principal Executive Offices

Peabody Development Company	Delaware	43-1265557	301 North Memorial Drive
Suite 300
St. Louis, MO 63102
(314) 342-7610
Peabody Development Land Holdings, LLC	Delaware	43-1869432	701 Market Street
Suite 700
St. Louis, MO 63101
(314) 342-3400
Peabody Energy Generation Holding Company	Delaware	73-1625891	St. Louis, MO 63101
701 Market Street
Suite 930
(314) 342-3400
Peabody Energy Investments, Inc.	Delaware	68-0541702	701 Market Street
Suite 717
St. Louis, MO 63101
(314) 342-3400
Peabody Energy Solutions, Inc.	Delaware	43-1753832	701 Market Street, Suite 845
St. Louis, MO 63101
(314) 342-7600
Peabody Holding Company, Inc.	New York	13-2871045	701 Market Street, Suite 700
St. Louis, MO 63101-1826
(314) 342-3400
Peabody Natural Gas, LLC	Delaware	43-1890836	701 Market Street
Suite 740
St. Louis, MO 63101
(314) 342-3400
Peabody Natural Resources Company	Delaware	51-0332232	701 Market Street, Suite 718
St. Louis, MO 63101
(314) 342-3400
Peabody PowerTree Investments, LLC	Delaware	20-0116980	701 Market Street
Suite 954
St. Louis, MO 63101
(314) 342-3400
Peabody Recreational Lands, L.L.C.	Delaware	43-1898382	701 Market Street
Suite 920
St. Louis, MO 63101
(314) 342-3400
Peabody Southwestern Coal Company	Delaware	43-1898372	St. Louis, MO 63101-1826
701 Market Street
Suite 718
(314) 342-3400
Peabody Terminals, Inc.	Delaware	31-1035824	701 Market Street, Suite 712
St. Louis, MO 63101
(314) 342-3400
Peabody Venezuela Coal Corp.	Delaware	43-1609813	701 Market Street, Suite 715
St. Louis, MO 63101-1826
(314) 342-3400
Peabody-Waterside Development, L.L.C.	Delaware	75-3098342	701 Market Street
Suite 921
St. Louis, MO 63101
(314) 342-3400

	State or Other		Address, including Zip Code,
	Jurisdiction of	IRS Employer	and Telephone Number, including
Exact Name of Registrant	Incorporation or	Identification	Area Code, of Registrant’s
as Specified in its Charter	Organization	Number	Principal Executive Offices

Peabody Western Coal Company	Delaware	86-0766626	P.O. Box 605
Kayenta, AZ 86033
(928) 677-3201
PEC Equipment Company, LLC	Delaware	20-0217950	701 Market Street
Suite 726
St. Louis, MO 63101
(314) 342-3400
Pine Ridge Coal Company	Delaware	55-0737187	202 Laidley Tower
Charleston, WV 25324
(304) 344-0300
Point Pleasant Dock Company, LLC	Delaware	20-0117005	701 Market Street
Suite 708
St. Louis, MO 63101
(314) 342-3400
Pond Creek Land Resources, LLC	Delaware	75-3058253	701 Market Street
Suite 776
St. Louis, MO 63101
(314) 342-3400
Pond River Land Company	Delaware	73-1625893	701 Market Street
Suite 771
St. Louis, MO 63101
(314) 342-3400
Porcupine Production, LLC	Delaware	43-1898379	701 Market Street
Suite 700
St. Louis, MO 63101
(314) 342-3400
Porcupine Transportation, LLC	Delaware	43-1898380	701 Market Street
Suite 700
St. Louis, MO 63101
(314) 342-3400
Powder River Coal Company	Delaware	43-0996010	1013 East Boxelder
Gillette, WY 82718
(307) 687-6900
Prairie State Generating Company, LLC	Delaware	43-1941772	701 Market Street
Suite 781
St. Louis, MO 63101
(314) 342-3400
Rio Escondido Coal Corp.	Delaware	74-2666822	P.O. Box 66746
St. Louis, MO 63166
(314) 342-3400
Rivers Edge Mining, Inc.	Delaware	43-1898371	701 Market Street
Suite 910
St. Louis, MO 63101
(314) 342-3400
Riverview Terminal Company	Delaware	13-2899722	14062 Denver West Parkway
Suite 110
Golden, CO 80401-3301
(606) 739-5752
Seneca Coal Company	Delaware	84-1273892	Drawer D
Hayden, CO 81639
(970) 276-3707

	State or Other		Address, including Zip Code,
	Jurisdiction of	IRS Employer	and Telephone Number, including
Exact Name of Registrant	Incorporation or	Identification	Area Code, of Registrant’s
as Specified in its Charter	Organization	Number	Principal Executive Offices

Sentry Mining Company	Delaware	43-1540251	701 Market Street, Suite 701
St. Louis, MO 63101-1826
(314) 342-3400
Snowberry Land Company	Delaware	43-1721980	301 N. Memorial Drive, Suite 333
St. Louis, MO 63102
(314) 342-3400
Star Lake Energy Company, L.L.C.	Delaware	43-1898533	701 Market Street
6th Floor — Suite 951
St. Louis, MO 63101
(314) 342-3400
Sterling Smokeless Coal Company	West Virginia	55-0463558	202 Laidley Tower, P.O. Box 1233
Charleston, WV 25324
(314) 344-0300
Sugar Camp Properties	Indiana	35-2130006	414 South Fares
Evansville, IN 47714
(812) 424-9000
Thoroughbred, L.L.C.	Delaware	43-1686687	701 Market Street
Suite 815
St. Louis, MO 63101
(314) 342-3400
Thoroughbred Generating Company, L.L.C.	Delaware	43-1898534	701 Market Street
Suite 780
St. Louis, MO 63101
(314) 342-3400
Thoroughbred Mining Company, L.L.C.	Delaware	73-1625889	701 Market Street
Suite 721
St. Louis, MO 63101
(314) 342-3400
Williamsville Coal Company, LLC.	Delaware	20-0217834	701 Market Street
Suite 723
St. Louis, MO 63101
(314) 342-3400
Yankeetown Dock Corporation	Indiana	35-0923438	P.O. Box 159
Newburgh, IN 47629-0159
(812) 853-3387

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities, and we are not soliciting offers to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS

$1,250,000,000

Peabody Energy Corporation
Debt Securities
Common Stock
Preferred Stock
Preferred Stock Purchase Rights
Warrants
Units

Subsidiary Guarantors

Guaranteed Debt Securities

Selling Stockholders

10,267,169 Shares of Common Stock

        Peabody Energy Corporation may offer and sell from time to time, in one or more series, any one of the following securities:

•	unsecured debt securities consisting of notes, debentures or other evidences of indebtedness which may be senior debt securities, senior subordinated debt securities or subordinated debt securities,

•	common stock,

•	preferred stock,

•	warrants, and

•	units,

or any combination of these securities. Peabody Energy Corporation’s debt securities may be guaranteed by substantially all of its domestic subsidiaries.

      The selling stockholders identified on page 12 may sell from time to time up to 10,267,169 shares of common stock of Peabody Energy Corporation owned by them. The common stock of Peabody Energy Corporation is traded on the New York Stock Exchange under the symbol “BTU.”

      We will provide more specific information about the terms of an offering of any of these securities in supplements to this prospectus.

      You should read this prospectus, particularly the risk factors beginning on page 4, and in any supplement carefully before investing.

      Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is                     , 2003

ABOUT THIS PROSPECTUS

      This prospectus describes the general terms of the securities to be offered hereby. A prospectus supplement that will describe the specific amounts, prices and other terms of the securities being offered will be provided to you in connection with each sale of securities offered pursuant to this prospectus. The prospectus supplement may also add, update or change information contained in this prospectus. To understand the terms of securities offered pursuant to this prospectus, you should carefully read this document with the applicable prospectus supplement. Together, these documents will give the specific terms of the offered securities. You should also read the documents we have incorporated by reference in this prospectus described below under “Incorporation of Certain Documents By Reference.”

      You should rely only on the information incorporated by reference or provided in this prospectus or any prospectus supplement. We have not authorized anyone else to provide you with different information. We are not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information in this prospectus or any prospectus supplement is accurate as of any date other than the date on the front of those documents.

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

      Some of the information included in this prospectus and the documents we have incorporated by reference contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to come within the safe harbor protection provided by those sections. These statements relate to future events or our future financial performance. We use words such as “anticipate,” “believe,” “expect,” “may,” “intend,” “plan,” “project,” “will” or other similar words to identify forward-looking statements.

      Without limiting the foregoing, all statements relating to our future outlook, anticipated capital expenditures, future cash flows and borrowings, and sources of funding are forward-looking statements. These forward-looking statements are based on numerous assumptions that we believe are reasonable, but they are

i

open to a wide range of uncertainties and business risks and actual results may differ materially from those discussed in these statements.

      Among the factors that could cause actual results to differ materially are:

•	growth in coal and power markets;

•	coal’s market share of electricity generation;

•	the extent of the economic recovery and future economic conditions;

•	milder than normal weather;

•	railroad and other transportation performance and costs;

•	the ability to renew sales contracts upon expiration or renegotiation;

•	the ability to successfully implement operating strategies;

•	the effectiveness of our cost-cutting measures;

•	regulatory and court decisions;

•	future legislation;

•	changes in postretirement benefit and pension obligations;

•	credit, market and performance risk associated with our customers;

•	modification or termination of our long-term coal supply agreements;

•	reductions of purchases by major customers;

•	risks inherent to mining, including geologic conditions or unforeseen equipment problems;

•	terrorist attacks or threats affecting our or our customers’ operations;

•	changes in interpretation of tax law, including changes in Internal Revenue Service interpretations related to synfuel activities;

•	replacement of reserves;

•	implementation of new accounting standards;

•	inflationary trends and interest rate changes;

•	the effects of interest rate changes on discounting future liabilities;

•	the effects of acquisitions or divestitures; and

•	other factors, including those discussed in “Risk Factors.”

      When considering these forward-looking statements, you should keep in mind the cautionary statements in this document and the documents incorporated by reference. We will not update these statements unless the securities laws require us to do so.

ii

SUMMARY

      This summary highlights selected information from this prospectus and does not contain all of the information that may be important to you. This prospectus provides you with a general description of the securities we may offer. Each time we sell securities, we will provide you with a prospectus supplement that will describe the specific amounts, prices and other terms of the securities being offered. The prospectus supplement may also add, update or change information contained in this prospectus. To understand the terms of our securities, you should carefully read this document with the applicable prospectus supplement. Together, these documents will give the specific terms of the securities we are offering. You should also read the documents we have incorporated by reference in this prospectus described below under “Incorporation of Certain Documents by Reference.” When used in this prospectus, the terms “we,” “our,” and “us,” except as otherwise indicated or as the context otherwise indicates, refer to Peabody Energy Corporation and/or its applicable subsidiary or subsidiaries.

The Securities We May Offer

      We may offer and sell from time to time up to an aggregate of $1,250,000,000 of any of the following securities:

•	common stock;

•	debt securities;

•	preferred stock;

•	warrants; and

•	units.

      In addition, we may offer and sell from time to time debt securities that may be guaranteed by substantially all of our domestic subsidiaries. Additionally, certain selling stockholders named herein may offer and sell from time to time up to an aggregate of 10,267,169 shares of common stock of our company owned by them. See “Selling Stockholders”. We will not receive any proceeds from the sale of common stock by the selling stockholders.

Common Stock

      We may issue shares of our common stock, par value $0.01 per share. Holders of common stock are entitled to receive ratably dividends if, as and when dividends are declared from time to time by our board of directors out of funds legally available for that purpose, after payment of dividends required to be paid on outstanding preferred stock or series common stock. Holders of common stock are entitled to one vote per share and vote together, as one class, with the holders of our Series A Junior Participating Preferred Stock. Holders of common stock have no cumulative voting rights in the election of directors. In addition, certain selling stockholders named herein may offer and sell from time to time up to an aggregate of 10,267,169 shares of common stock of our company owned by them.

Debt Securities

      We may offer debt securities, which may be either senior, senior subordinated or subordinated, may be guaranteed by substantially all of our domestic subsidiaries, and may be convertible into shares of our common stock. We may issue debt securities either separately, or together with, upon conversion of or in exchange for other securities. The debt securities that we issue will be issued under one of two indentures among us, US Bank National Association, as trustee and, if guaranteed, the subsidiary guarantors thereto. We have summarized general features of the debt securities that we may issue under “Description of Debt Securities.” We encourage you to read the indentures, forms of which are included as exhibits to the registration statement of which this prospectus forms a part.

Preferred Stock

      We may issue shares of our preferred stock, par value $0.01 per share, in one or more series. Our board of directors will determine the dividend, voting, conversion and other rights of the series of preferred stock being offered.

Warrants

      We may issue warrants for the purchase of preferred stock or common stock or debt securities of our company. We may issue warrants independently or together with other securities. Warrants sold with other securities as a unit may be attached to or separate from the other securities. We will issue warrants under one or more warrant agreements between us and a warrant agent that we will name in the applicable prospectus supplement.

Units

      We may also issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit may also include debt obligations of third parties, such as U.S. Treasury securities. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security.

Peabody Energy Corporation

      We are the largest private sector coal company in the world. Our sales of 197.9 million tons of coal in 2002 accounted for 17.9% of all U.S. coal sales and were more than 70% greater than the sales of our closest U.S. competitor. During the period, we sold coal to more than 280 electric generating and industrial plants, fueling the generation of more than 9% of all electricity in the United States and 2% of all electricity in the world. At December 31, 2002, we had 9.1 billion tons of proven and probable coal reserves, approximately double the reserves of any other U.S. coal producer.

      As of December 31, 2002, we owned majority interests in 33 active coal operations located throughout all major U.S. coal producing regions, with 73% of our U.S. 2002 coal sales shipped from the western United States and the remaining 27% from the eastern United States. Most of our production in the western United States is low sulfur coal from the Powder River Basin, the largest and fastest-growing major U.S. coal-producing region. Our overall western U.S. coal production has increased from 37.0 million tons in fiscal year 1990 to 128.0 million tons during 2002, representing a compounded annual growth rate of 11%. In the West, we own and operate mines in Arizona, Colorado, Montana, New Mexico and Wyoming. In the East, we own and operate mines in Illinois, Indiana, Kentucky and West Virginia. We produced 78% of our 2002 sales volume from non-union mines.

      During 2002, 94% of our sales were to U.S. electricity generators. The U.S. coal industry continues to fuel more electricity generation than all other energy sources combined. In 2002, coal-fueled plants generated an estimated 50.2% of the nation’s electricity, followed by nuclear (20.3%), gas-fired (17.9%) and hydroelectric (6.9%) units. We believe that competition for cost-efficient energy will strengthen the demand for coal. We also believe that U.S. and world coal consumption will continue to increase as coal-fueled generating plants utilize their existing excess capacity and as new coal-fueled plants are constructed. Coal is an attractive fuel for electricity generation because it is:

•	Abundant: Coal makes up more than 85% of fossil fuel reserves in the United States. The nation has an estimated 250-year supply of coal, based on current usage rates.

•	Low-Cost: At an average delivered price of $1.23 per million British thermal units, or Btu, in 2001, and $1.22 in 2002, coal’s cost advantage over natural gas is significant. The delivered price of natural gas averaged $4.49 per million Btu in 2001, $3.55 in 2002, and $5.91 for the first four months of 2003. In 2001, 20 of the 25 lowest cost major generating plants in the United States were coal-fueled.

•	Increasingly Clean: Aggregate emissions from U.S. coal-fueled plants have declined significantly since 1970, even as coal consumption by electricity generators has more than tripled.

      Approximately 97% of our coal sales during 2002 were under long-term contracts. As of December 31, 2002, our sales backlog, including backlog subject to price reopener and/or extension provisions, approximated one billion tons. The remaining terms of our long-term contracts range from one to 18 years and have an average volume weighted remaining term of approximately 4.4 years.

      In addition to mining operations, our other energy-related businesses include marketing, brokering and trading coal, coalbed methane production, transportation-related services, third-party coal contract restructuring and the development of coal-fueled generating plants.

      Our principal executive offices are located at 701 Market Street, St. Louis, Missouri 63101-1826, telephone (314) 342-3400.

RISK FACTORS

      An investment in our securities involves risks, including the risks described in this prospectus and in the other documents which are incorporated herein by reference. Additional risks, including those that relate to any particular securities that we will offer, will be included in the applicable prospectus supplement. You should consider carefully, in addition to the other information contained in or incorporated by reference into this prospectus, the risk factors before investing in any of the securities.

Risks Relating to Our Company

If a substantial portion of our long-term coal supply agreements terminate, our revenues and operating profits could suffer if we were unable to find alternate buyers willing to purchase our coal on comparable terms to those in our contracts.

      A substantial portion of our sales is made under coal supply agreements, which are important to the stability and profitability of our operations. The execution of a satisfactory coal supply agreement is frequently the basis on which we undertake the development of coal reserves required to be supplied under the contract. For the year ended December 31, 2002, 97% of our sales volume was sold under long-term coal supply agreements. At December 31, 2002, our coal supply agreements had remaining terms ranging from one to 18 years and an average volume-weighted remaining term of approximately 4.4 years.

      Many of our coal supply agreements contain provisions that permit the parties to adjust the contract price upward or downward at specified times. We may adjust these contract prices based on inflation or deflation and/or changes in the factors affecting the cost of producing coal, such as taxes, fees, royalties and changes in the laws regulating the mining, production, sale or use of coal. In a limited number of contracts, failure of the parties to agree on a price under those provisions may allow either party to terminate the contract. We sometimes experience a reduction in coal prices in new long-term coal supply agreements replacing some of our expiring contracts. Coal supply agreements also typically contain force majeure provisions allowing temporary suspension of performance by us or the customer during the duration of specified events beyond the control of the affected party. Most coal supply agreements contain provisions requiring us to deliver coal meeting quality thresholds for certain characteristics such as Btu, sulfur content, ash content, grindability and ash fusion temperature. Failure to meet these specifications could result in economic penalties, including price adjustments, the rejection of deliveries or termination of the contracts. Moreover, some of these agreements permit the customer to terminate the contract if transportation costs, which our customers typically bear, increase substantially. In addition, some of these contracts allow our customers to terminate their contracts in the event of changes in regulations affecting our industry that increase the price of coal beyond specified limits.

      The operating profits we realize from coal sold under supply agreements depend on a variety of factors. In addition, price adjustment and other provisions may increase our exposure to short-term coal price volatility provided by those contracts. If a substantial portion of our coal supply agreements were modified or terminated, we could be materially adversely affected to the extent that we are unable to find alternate buyers for our coal at the same level of profitability. Some of our coal supply agreements are for prices above current market prices. Although market prices for coal increased in most regions in 2001, market prices for coal decreased in most regions in 2002. Pricing has improved both for eastern and western coal regions during the first nine months of 2003. As a result, we cannot predict the future strength of the coal market and cannot assure you that we will be able to replace existing long-term coal supply agreements at the same prices or with similar profit margins when they expire. In addition, three of our coal supply agreements are the subject of ongoing litigation and arbitration.

The loss of, or significant reduction in, purchases by our largest customers could adversely affect our revenues.

      For the year ended December 31, 2002, we derived 28% of our total coal revenues from sales to our five largest customers. At December 31, 2002, we had 31 coal supply agreements with these customers that expire at various times from 2003 to 2015. We are currently discussing the extension of existing agreements or entering into new long-term agreements with some of these customers, but these negotiations may not be successful and those customers may not continue to purchase coal from us under long-term coal supply agreements. If a number of these customers were to significantly reduce their purchases of coal from us, or if we were unable to sell coal to them on terms as favorable to us as the terms under our current agreements, our financial condition and results of operations could suffer materially.

      In addition, we sold 4.6 million tons of coal to the Mohave Generating Station in 2002. We have a long-term coal supply agreement with the owners of the Mohave Generating Station that expires on December 31, 2005, but may be renewed as provided in the agreement. There is a dispute with the Hopi Tribe regarding the use of groundwater in the transportation of coal by pipeline to the Mohave Generating Station. Also, Southern California Edison (the majority owner and operator of the plant) is involved in a California Public Utilities Commission proceeding related to recovery of future capital expenditures for new pollution abatement equipment for the station. Alternatively, Southern California Edison has asked for authorization to spend money for the shutdown of the Mohave plant. In a July 2003 filing with the California Public Utilities Commission, the operator affirmed that the Mohave plant is not forecast to return to service as a coal-fired resource until mid-2009 at the earliest. We are in active discussions to resolve the complex issues critical to the continuation of the operation of the Mohave Generating Station and the renewal of the coal supply agreement after December 31, 2005. We cannot assure you that the issues critical to the continued operation of the Mohave Generating Station will be resolved. If the issues are not resolved in a timely manner, the Mohave Generating Station will cease or be suspended on December 31, 2005. The Mohave Generating Station is the sole customer of our Black Mesa Mine, which produces and sells 4.5 to 5.0 million tons of coal per year. If we are unable to renew the coal supply agreement with the Mohave Generating Station, our financial condition and results of operations could be adversely affected after 2005.

Our substantial indebtedness could adversely affect our financial performance and prevent us from fulfilling our debt and other financial obligations.

      Our financial performance could be affected by our substantial indebtedness. As of June 30, 2003, our total indebtedness was approximately $1,203.6 million, and we had $367.3 million of borrowings available under our revolving credit facility. We may also incur additional indebtedness in the future.

      The degree to which we are leveraged could have important consequences, including, but not limited to:

•	making it more difficult for us to pay interest and satisfy our debt obligations;

•	increasing our vulnerability to general adverse economic and industry conditions;

•	requiring the dedication of a substantial portion of our cash flow from operations to the payment of principal of, and interest on, our indebtedness, thereby reducing the availability of the cash flow to fund working capital, capital expenditures or other general corporate uses;

•	limiting our ability to obtain additional financing to fund future working capital, capital expenditures or other general corporate requirements;

•	limiting our flexibility in planning for, or reacting to, changes in our business and in the coal industry; and

•	placing us at a competitive disadvantage compared to less leveraged competitors.

      In addition, our indebtedness subjects us to financial and other restrictive covenants. Failure by us to comply with these covenants could result in an event of default which, if not cured or waived, could have a material adverse effect on us. Furthermore, substantially all of our assets secure our indebtedness under our credit facility.

      If our cash flows and capital resources are insufficient to fund our debt service obligations, we may be forced to sell assets, seek additional capital or seek to restructure or refinance our indebtedness. These alternative measures may not be successful and may not permit us to meet our scheduled debt service obligations. In the absence of such operating results and resources, we could face substantial liquidity problems and might be required to sell material assets or operations to attempt to meet our debt service and other obligations. Our credit facility and the indenture governing our 6 7/8% senior notes due 2013 restrict our ability to sell assets and use the proceeds from the sales. We may not be able to consummate those sales or obtain the proceeds that we could realize from them and these proceeds may not be adequate to meet any debt service obligations then due.

We require a significant amount of cash to service our indebtedness. Our ability to generate cash depends on many factors beyond our control.

      Our ability to pay principal and interest on and to refinance our debt depends upon the operating performance of our subsidiaries, which will be affected by, among other things, general economic, financial, competitive, legislative, regulatory and other factors, some of which are beyond our control.

      Based on our current level of operations, we believe our cash flow from operations, available cash and available borrowings under our credit facility will be adequate to meet our future liquidity needs for at least the next year, barring any unforeseen circumstances that are beyond our control. We cannot assure you, however, that our business will generate sufficient cash flow from operations or that future borrowings will be available to us under our credit facility or otherwise in an amount sufficient to enable us to pay our indebtedness or to fund our other liquidity needs. We may need to refinance all or a portion of our indebtedness on or before maturity. We cannot assure you that we will be able to refinance any of our indebtedness, including our credit facility and or senior notes, on commercially reasonable terms, on terms acceptable to us or at all.

If transportation for our coal becomes unavailable or uneconomic for our customers, our ability to sell coal could suffer.

      Transportation costs represent a significant portion of the total cost of coal and, as a result, the cost of transportation is a critical factor in a customer’s purchasing decision. Increases in transportation costs could make coal a less competitive source of energy or could make some of our operations less competitive than other sources of coal. Certain coal supply agreements permit the customer to terminate the contract if the cost of transportation increases by an amount ranging from 10% to 20% in any given 12-month period.

      Coal producers depend upon rail, barge, trucking, overland conveyor and other systems to deliver coal to markets. While U.S. coal customers typically arrange and pay for transportation of coal from the mine to the point of use, disruption of these transportation services because of weather-related problems, strikes, lock-outs or other events could temporarily impair our ability to supply coal to our customers and thus could adversely affect our results of operations. For example, the high volume of coal shipped from all Powder River Basin mines could create temporary congestion on the rail systems servicing that region.

Risks inherent to mining could increase the cost of operating our business.

      Our mining operations are subject to conditions beyond our control that can delay coal deliveries or increase the cost of mining at particular mines for varying lengths of time. These conditions include weather and natural disasters, unexpected maintenance problems, key equipment failures, variations in coal seam thickness, variations in the amount of rock and soil overlying the coal deposit, variations in rock and other natural materials and variations in geologic conditions.

The government extensively regulates our mining operations, which imposes significant costs on us, and future regulations could increase those costs or limit our ability to produce coal.

      Federal, state and local authorities regulate the coal mining industry with respect to matters such as employee health and safety, permitting and licensing requirements, air quality standards, water pollution, plant and wildlife protection, reclamation and restoration of mining properties after mining is completed, the discharge of materials into the environment, surface subsidence from underground mining and the effects that mining has on groundwater quality and availability. In addition, significant legislation mandating specified benefits for retired coal miners affects our industry. Numerous governmental permits and approvals are required for mining operations. We are required to prepare and present to federal, state or local authorities data pertaining to the effect or impact that any proposed exploration for or production of coal may have upon the environment. The costs, liabilities and requirements associated with these regulations may be costly and time-consuming and may delay commencement or continuation of exploration or production operations. The possibility exists that new legislation and/or regulations and orders may be adopted that may materially adversely affect our mining operations, our cost structure and/or our customers’ ability to use coal. New legislation or administrative regulations (or judicial interpretations of existing laws and regulations), including proposals related to the protection of the environment that would further regulate and tax the coal industry, may also require us or our customers to change operations significantly or incur increased costs. The majority of our coal supply agreements contain provisions that allow a purchaser to terminate its contract if legislation is passed that either restricts the use or type of coal permissible at the purchaser’s plant or results in specified increases in the cost of coal or its use. These factors and legislation, if enacted, could have a material adverse effect on our financial condition and results of operations.

      In addition, the United States and over 160 other nations are signatories to the 1992 Framework Convention on Climate Change, which is intended to limit emissions of greenhouse gases, such as carbon dioxide. In December 1997, in Kyoto, Japan, the signatories to the convention established a binding set of emission targets for developed nations. Although the specific emission targets vary from country to country, the United States would be required to reduce emissions to 93% of 1990 levels over a five-year budget period from 2008 through 2012. Although the United States has not ratified the emission targets and no comprehensive regulations focusing on U.S. greenhouse gas emissions are in place, these restrictions, whether through ratification of the emission targets or other efforts to stabilize or reduce greenhouse gas emissions, could adversely impact the price of and demand for coal. According to the Energy Information Administration’s Emissions of Greenhouse Gases in the United States 2001, coal accounts for 32% of greenhouse gas emissions in the United States, and efforts to control greenhouse gas emissions could result in reduced use of coal if electricity generators switch to sources of fuel with lower carbon dioxide emissions. Further developments in connection with regulations or other limits on carbon dioxide emissions could have a material adverse effect on our financial condition or results of operations.

Our expenditures for postretirement benefit and pension obligations could be materially higher than we have predicted if our underlying assumptions prove to be incorrect.

      We provide postretirement health and life insurance benefits to eligible union and non-union employees. We calculated the total accumulated postretirement benefit obligation under Statement of Financial Accounting Standards No. 106, “Employers’ Accounting for Postretirement Benefits Other Than Pensions,” which we estimate had a present value of $1,031.7 million as of December 31, 2002, $72.1 million of which was a current liability. We have estimated these unfunded obligations based on assumptions described in the notes to our consolidated financial statements incorporated herein by reference. If our assumptions do not materialize as expected, cash expenditures and costs that we incur could be materially higher. Moreover, regulatory changes could increase our obligations to provide these or additional benefits.

      We are party to an agreement with the Pension Benefit Guaranty Corporation, or the PBGC, and TXU Europe Limited, an affiliate of our former parent corporation, under which we are required to make specified contributions to two of our defined benefit pension plans and to maintain a $37.0 million letter of credit in favor of the PBGC. If we or the PBGC give notice of an intent to terminate one or more of the covered pension plans in which liabilities are not fully funded, or if we fail to maintain the letter of credit, the PBGC may draw down on the letter of credit and use the proceeds to satisfy liabilities under the Employee Retirement Income Security Act of 1974, as amended. The PBGC, however, is required to first apply amounts received from a $110.0 million guaranty in place from TXU Europe Limited in favor of the PBGC before it draws on our letter of credit. On November 19, 2002 TXU Europe Limited was placed under the administration process in the United Kingdom (a process similar to bankruptcy proceedings in the United States). As a result of these proceedings, TXU Europe Limited may be liquidated or otherwise reorganized in such a way as to relieve it of its obligations under its guaranty.

      In addition, certain of our subsidiaries participate in two multi-employer pension funds and have an obligation to contribute to a multi-employer defined contribution benefit fund. Contributions to these funds could increase as a result of future collective bargaining with the United Mine Workers of America, a shrinking contribution base as a result of the insolvency of other coal companies who currently contribute to these funds, lower than expected returns on pension fund assets, higher medical and drug costs or other funding deficiencies. Certain of our subsidiaries are statutorily obligated to contribute to the 1992 Fund under the Coal Industry Retiree Health Benefit Act of 1992.

Our future success depends upon our ability to continue acquiring and developing coal reserves that are economically recoverable.

      Our recoverable reserves decline as we produce coal. We have not yet applied for the permits required or developed the mines necessary to use all of our reserves. Furthermore, we may not be able to mine all of our reserves as profitably as we do at our current operations. Our future success depends upon our conducting successful exploration and development activities or acquiring properties containing economically recoverable reserves. Our current strategy includes increasing our reserve base through acquisitions of government and other leases and producing properties and continuing to use our existing properties. The federal government also leases natural gas and coalbed methane reserves in the west, including in the Powder River Basin. Some of these natural gas and coalbed methane reserves are located on, or adjacent to, some of our Powder River Basin reserves, potentially creating conflicting interests between us and lessees of those interests. Other lessees’ rights relating to these mineral interests could prevent, delay or increase the cost of developing our coal reserves. These lessees may also seek damages from us based on claims that our coal mining operations impair their interests. Additionally, the federal government limits the amount of federal land that may be leased by any company to 150,000 acres nationwide. As of December 31, 2002, we leased or had applied to lease a total of 69,402 acres from the federal government. The limit could restrict our ability to lease additional federal lands.

      Our planned development and exploration projects and acquisition activities may not result in significant additional reserves and we may not have continuing success developing additional mines. Most of our mining operations are conducted on properties owned or leased by us. Because title to most of our leased properties and mineral rights are not thoroughly verified until a permit to mine the property is obtained, our right to mine some of our reserves may be materially adversely affected if defects in title or boundaries exist. In addition, in order to develop our reserves, we must receive various governmental permits. We cannot predict whether we will continue to receive the permits necessary for us to operate profitably in the future. We may not be able to negotiate new leases from the government or from private parties or obtain mining contracts for properties containing additional reserves or maintain our leasehold interest in properties on which mining operations are not commenced during the term of the lease. From time to time, we have experienced litigation with lessors of our coal properties and with royalty holders.

If the coal industry experiences overcapacity in the future, our profitability could be impaired.

      During the mid-1970s and early 1980s, a growing coal market and increased demand for coal attracted new investors to the coal industry, spurred the development of new mines and resulted in added production capacity throughout the industry, all of which led to increased competition and lower coal prices. Similarly, an increase in future coal prices could encourage the development of expanded capacity by new or existing coal producers. Any overcapacity could reduce coal prices in the future.

Our financial condition could be negatively affected if we fail to maintain satisfactory labor relations.

      As of December 31, 2002, the United Mine Workers of America represented approximately 31% of our employees, who produced 19% of our coal sales volume during 2002. An additional 4% of our employees are represented by labor unions other than the United Mine Workers of America. These employees produced 3% of our coal sales volume during 2002. Because of the higher labor costs and the increased risk of strikes and other work-related stoppages that may be associated with union operations in the coal industry, our non-unionized competitors may have a competitive advantage in areas where they compete with our unionized operations. If some or all of our current non-union operations were to become unionized, we could incur an increased risk of work stoppages, reduced productivity and higher labor costs. The 10-month United Mine Workers of America strike in 1993 had a material adverse effect on us. Two of our subsidiaries, Peabody Coal Company and Eastern Associated Coal Corp., operate under a union contract that is in effect through December 31, 2006. Peabody Western Coal Company operates under a union contract that is in effect through September 1, 2005.

Our operations could be adversely affected if we fail to maintain required surety bonds.

      Federal and state laws require bonds to secure our obligations to reclaim lands used for mining, to pay federal and state workers’ compensation, to secure coal lease obligations and to satisfy other miscellaneous obligations. As of December 31, 2002, we had outstanding surety bonds with third parties for post-mining reclamation totaling $622.6 million. Furthermore, we had an additional $166.1 million of surety bonds in place for workers’ compensation and retiree healthcare obligations and $69.0 million of surety bonds securing coal leases. These bonds are typically renewable on a yearly basis. It has become increasingly difficult for us to secure new surety bonds or renew bonds without the posting of partial collateral. In addition, surety bond costs have increased while the market terms of surety bonds have generally become less favorable to us. Surety bond issuers and holders may not continue to renew the bonds or may demand additional collateral upon those renewals. Our failure to maintain, or inability to acquire, surety bonds that are required by state and federal law would have a material adverse effect on us. That failure could result from a variety of factors including the following:

•	lack of availability, higher expense or unfavorable market terms of new surety bonds;

•	restrictions on the availability of collateral for current and future third-party surety bond issuers under the terms of our indenture or credit facility; and

•	the exercise by third-party surety bond issuers of their right to refuse to renew the surety.

Lehman Brothers Merchant Banking has significant influence on all stockholder votes.

      Prior to the offering of any of the shares of common stock offered in this prospectus, Lehman Brothers Merchant Banking and its affiliates beneficially owned approximately 18.9% of our common stock. As a result, Lehman Brothers Merchant Banking will be able to influence the election of some of our directors. We have retained affiliates of Lehman Brothers Merchant Banking to perform advisory and financing services for us in the past, and may continue to do so in the future.

Our ability to operate our company effectively could be impaired if we lose key personnel.

      We manage our business with a number of key personnel, the loss of a number of whom could have a material adverse effect on us. In addition, as our business develops and expands, we believe that our future success will depend greatly on our continued ability to attract and retain highly skilled and qualified personnel. We cannot assure you that key personnel will continue to be employed by us or that we will be able to attract and retain qualified personnel in the future. We do not have “key person” life insurance to cover our executive officers. Failure to retain or attract key personnel could have a material adverse effect on us.

Terrorist attacks and threats, escalation of military activity in response to such attacks or acts of war may negatively affect our business, financial condition and results of operations.

      Terrorist attacks and threats, escalation of military activity in response to such attacks or acts of war may negatively affect our business, financial condition and results of operations. Our business is affected by general economic conditions, fluctuations in consumer confidence and spending, and market liquidity, which can decline as a result of numerous factors outside of our control, such as terrorist attacks and acts of war. Future terrorist attacks against U.S. targets, rumors or threats of war, actual conflicts involving the United States or its allies, or military or trade disruptions affecting our customers may materially adversely affect our operations. As a result, there could be delays or losses in transportation and deliveries of coal to our customers, decreased sales of our coal and extension of time for payment of accounts receivable from our customers. Strategic targets such as energy-related assets may be at greater risk of future terrorist attacks than other targets in the United States. In addition, disruption or significant increases in energy prices could result in government-imposed price controls. It is possible that any, or a combination, of these occurrences could have a material adverse effect on our business, financial condition and results of operations.

Our ability to collect payments from our customers could be impaired if their creditworthiness deteriorates.

      Our ability to receive payment for coal sold and delivered depends on the continued creditworthiness of our customers. Our customer base is changing with deregulation as utilities sell their power plants to their non-regulated affiliates or third parties. These new power plant owners may have credit ratings that are below investment grade. In addition, the creditworthiness of certain of our customers and trading counterparties has deteriorated due to lower than anticipated demand for energy and lower volume and volatility in the traded energy markets in 2002. If deterioration of the creditworthiness of other electric power generator customers or trading counterparties continues, our $140.0 million accounts receivable securitization program and our business could be adversely affected.

Our certificate of incorporation and by-laws include provisions that may discourage a takeover attempt.

      Provisions contained in our certificate of incorporation and by-laws and Delaware law could make it more difficult for a third party to acquire us, even if doing so might be beneficial to our stockholders. Provisions of our by-laws and certificate of incorporation impose various procedural and other requirements that could make it more difficult for stockholders to effect certain corporate actions. For example, a change of control of our company may be delayed or deterred as a result of the stockholders’ rights plan adopted by our board of directors. These provisions could limit the price that certain investors might be willing to pay in the future for shares of our common stock and may have the effect of delaying or preventing a change in control.

RATIO OF EARNINGS TO FIXED CHARGES

      The ratio of earnings to fixed charges presented below should be read together with the financial statements and the notes accompanying them and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our Annual Report on Form 10-K for the year ended December 31, 2002 and our Quarterly Report on Form 10-Q for the six months ended June 30, 2003, each incorporated by reference into this prospectus. For purposes of the computation of the ratio of earnings to fixed charges, earnings consist of income before income taxes and minority interests plus fixed charges. Fixed charges consist of interest expense on all indebtedness plus the interest component of lease rental expense. A ratio of combined fixed charges and preferred stock dividends to earnings will be included as necessary in the applicable prospectus supplement if we issue and sell preferred stock thereunder.

Predecessor
Company

	April 1,	May 20,				Nine Months		Six Months
	1998 to	1998 to		Year Ended	Year Ended	Ended	Year Ended	Ended
	May 19,	March 31,	Total Fiscal	March 31,	March 31,	December 31,	December 31,	June 30,
	1998	1999	1999(1)	2000	2001	2001	2002	2003

Ratio of Earnings to Fixed Charges (unaudited)(2)	2.02x	1.00x	1.03x	0.97x	1.63x	1.23x	1.50x	0.48x

(1)	For comparative purposes, we derived the “Total Fiscal 1999” column by adding the period from May 20, 1998 to March 31, 1999 with our predecessor company results for the period from April 1, 1998 to May 19, 1998. The effects of purchase accounting have not been reflected in the results of our predecessor company.

(2)	Earnings were insufficient to cover fixed charges by $0.5 million for the period from May 20, 1998 to March 31, 1999, $7.4 million for the year ended March 31, 2000 and $41.6 million for the six months ended June 30, 2003. Excluding $53.5 million of early debt extinguishment costs incurred in the six months ended June 30, 2003, the ratio of earnings to fixed charges was 1.2x during this period.

USE OF PROCEEDS

      Unless otherwise indicated in the prospectus supplement, we will use all or a portion of the net proceeds from the sale of our securities offered by this prospectus and the prospectus supplement for general corporate purposes. General corporate purposes may include repayment of other debt, capital expenditures, possible acquisitions and any other purposes that may be stated in any prospectus supplement. The net proceeds may be invested temporarily or applied to repay short-term or revolving debt until they are used for their stated purpose.

DIVIDEND POLICY

      We currently declare and pay quarterly dividends of $0.125 per share. The declaration and payment of dividends and the amount of dividends will depend on our results of operations, financial condition, cash requirements, future prospects, any limitations imposed by our debt instruments and other factors deemed relevant by our board of directors. Our senior credit facility, as amended, allows us to pay dividends of up to $50.0 million plus 25% of net income each year. The indenture governing our 6 7/8% senior notes due 2013 permits us to pay dividends of up to the greater of $35.0 million per calendar year, or additional amounts based on, among other things, the sum of 50% of our cumulative defined net income since July 1, 1998 and 100% of the proceeds from the sale of equity interests in our company since July 1, 1998. However, our board of directors will determine the actual amount of any dividends.

SELLING STOCKHOLDERS

      The following table sets forth information concerning ownership of our capital stock as of October 20, 2003 by each selling stockholder. As of October 20, 2003, there were 54.2 million shares of our common stock outstanding.

Number of Shares
to be Beneficially
Owned After the Sale
			Maximum	of the Maximum
	As of October 20, 2003		Number of	Number of Shares
Shares to be
Name and Address of Beneficial Owner	Shares(1)	Percent	Sold	Shares(1)	Percent

Lehman Brother Merchant Banking Partners II L.P. and affiliates(2) c/o Lehman Brothers Holdings Inc 745 Seventh Avenue, 25th Floor, New York, NY 10019	10,267,169	18.9%	10,267,169	—	0%

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to shares. Unless otherwise indicated, the persons named in the table have sole voting and sole investment control with respect to all shares beneficially owned.

(2)	An aggregate of 10,267,169 shares (before any offering under this prospectus) are held by Lehman Brothers Merchant Banking Partners II L.P., Lehman Brothers Offshore Investment Partners II L.P., Lehman Brothers Capital Partners III L.P., Lehman Brothers IV L.P., Lehman Brothers MBG Partners 1998 (A) L.P., Lehman Brothers MBG Partners 1998 (B) L.P., Lehman Brothers MBG Partners 1998 (C) L.P. and LB I Group Inc. Affiliates of Lehman Brothers Merchant Banking Partners II L.P. have provided various services to us in the past.

DESCRIPTION OF DEBT SECURITIES

      The following description of the terms of the debt securities summarizes certain general terms that will apply to the debt securities offered by us. The description is not complete, and we refer you to the indentures, forms of which are included as exhibits to the registration statement of which this prospectus is a part. In addition, the terms described below may be amended, supplemented or otherwise modified pursuant to one or more supplemental indentures. Any such amendments, supplements or modifications will be set forth in the applicable prospectus supplement. Capitalized items have the meanings assigned to them in the indentures. The referenced sections of the indentures and the definitions of capitalized terms are incorporated by reference in the following summary.

      The debt securities that we may issue will be senior, senior subordinated or subordinated debt, may be guaranteed by substantially all of our domestic subsidiaries, and may be convertible into shares of our common stock.

      The senior, senior subordinated or subordinated debt securities that we may issue will be issued under separate indentures among us, US Bank National Association, as trustee and, if guaranteed, the subsidiary guarantors thereto. Senior debt securities will be issued under a “Senior Indenture,” senior subordinated debt securities and subordinated debt securities will be issued under a “Subordinated Indenture.” Collectively, we refer to the Senior Indenture and the Subordinated Indenture as the “Indentures.” For purposes of the summary set forth below, “obligor” refers to Peabody Energy Corporation. This summary of the Indentures is qualified by reference to the Indentures. You should refer to the Indentures in addition to reading this summary. The summary is not complete and is subject to the specific terms of the Indentures.

General

      Under the Indentures, we will be able to issue from time to time, in one or more series, an unlimited amount of debt securities. Each time that we issue a new series of debt securities, the supplement to the prospectus relating to that new series will specify the terms of those debt securities, including:

•	designation, amount and denominations;

•	percentage of principal amount at which the debt securities will be issued;

•	maturity date;

•	interest rate and payment dates;

•	terms and conditions of exchanging or converting debt securities for other securities;

•	the currency or currencies in which the debt securities may be issued;

•	redemption terms;

•	whether the debt securities will be guaranteed by our subsidiaries;

•	whether the debt securities and/or any guarantees will be senior, senior subordinated or subordinated; and

•	any other specific terms of the debt securities, including any deleted, modified or additional events of default or remedies or additional covenants provided with respect to the debt securities, and any terms that may be required by or advisable under applicable laws or regulations.

      Unless otherwise specified in any prospectus supplement, the debt securities will be issuable in registered form without coupons and in denominations of $1,000 and any integral multiple thereof. No service charge will be made for any transfer or exchange of any debt securities, but the issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      Debt securities may bear interest at a fixed rate or a floating rate. Debt securities bearing no interest or interest at a rate that at the time of issuance is below the prevailing market rate may be sold at a discount below their stated principal amount. Special U.S. federal income tax considerations applicable to discounted debt securities or to some debt securities issued at par that are treated as having been issued at a discount for U.S. federal income tax purposes will be described in the applicable prospectus supplement.

      In determining whether the holders of the requisite aggregate principal amount of outstanding debt securities of any series have given any request, demand, authorization, direction, notice, consent or waiver under the Indentures, the principal amount of any series of debt securities originally issued at a discount from their stated principal amount that will be deemed to be outstanding for such purposes will be the amount of the principal thereof that would be due and payable as of the date of the determination upon a declaration of acceleration of the maturity thereof.

      Payments relating to the debt securities generally will be paid by us, at US Bank National Association’s corporate trust office. However, we may elect to pay interest by mailing checks directly to the registered holders of the debt securities. You can transfer your debt securities at US Bank National Association’s corporate trust office.

Ranking

      Unless otherwise described in the prospectus supplement for any series, the debt securities that we issue will be unsecured and will rank on a parity with all of our other unsecured and unsubordinated indebtedness.

      We conduct a material amount of our operations through our subsidiaries. Our right to participate as a shareholder in any distribution of assets of any of our subsidiaries (and thus the ability of holders of the debt securities that we issue to benefit as creditors of Peabody Energy Corporation from such distribution) is junior to creditors of that subsidiary. As a result, claims of holders of the debt securities that we issue will generally have a junior position to claims of creditors of our subsidiaries, except to the extent that we may be recognized as a creditor of those subsidiaries or those subsidiaries guarantee the debt securities.

Reopening of Issue

      We may, from time to time, reopen an issue of debt securities without the consent of the holders of the debt securities and issue additional debt securities with the same terms (including maturity and interest payment terms) as debt securities issued on an earlier date. After such additional debt securities are issued they will be fungible with the previously issued debt securities to the extent specified in the applicable prospectus supplement.

Debt Guarantees

      Our debt securities may be guaranteed by substantially all of our domestic subsidiaries, the “subsidiary guarantors.” If debt securities are guaranteed by subsidiary guarantors, that guarantee will be set forth in the applicable Indenture or a supplemental indenture.

      Payments with respect to subsidiary guarantees of our senior subordinated debt securities and subordinated debt securities will be subordinated in right of payment to the prior payment in full of all senior indebtedness of each such subsidiary guarantor to the same extent and manner that payments with respect to our senior subordinated debt securities and subordinated debt securities are subordinated in right of payment to the prior payment in full of all of our senior indebtedness.

Merger and Consolidation

      Unless otherwise described in the prospectus supplement of any series, we may, under the applicable Indenture, without the consent of the holders of debt securities, consolidate with, merge with or into or transfer all or substantially all of our assets to any other corporation organized under the laws of the United States or any of its political subdivisions provided that:

•	the surviving corporation assumes all of our obligations under the applicable Indenture;

•	at the time of such transaction, no event of default, and no event that, after notice or lapse of time, would become an event of default, shall have happened and be continuing; and

•	certain other conditions are met.

Modification

      Generally, our rights and obligations and the holders’ rights may be modified with the consent of holders of a majority of the outstanding debt securities of each series affected by such modification. However, unless otherwise described in the prospectus supplement of any series, no modification or amendment may occur without the consent of the affected holder of a debt security if that modification or amendment would do any of the following:

•	change the stated maturity date of the principal of, or any installment of interest on, any of the holder’s debt securities;

•	reduce the principal amount of, or the interest (or premium, if any) on, the debt security (including, in the case of a discounted debt security, the amount payable upon acceleration of maturity or provable in bankruptcy);

•	change the currency of payment of the debt security;

•	impair the right to institute suit for the enforcement of any payment on the debt security or adversely affect the right of repayment, if any, at the option of the holder;

•	reduce the percentage of holders of debt securities necessary to modify or amend the applicable Indenture or to waive any past default;

•	release a guarantor from its obligations under its guarantee, other than in accordance with the terms thereof; or

•	modify our obligations to maintain an office or agency in New York City;

A modification that changes a covenant or provision expressly included solely for the benefit of holders of one or more particular series will not affect the rights of holders of debt securities of any other series.

      Each Indenture provides that the obligor and US Bank National Association, as trustee, may make modifications without the consent of the debt security holders in order to do the following:

•	evidence the assumption by a successor entity of the obligations of the obligor under the applicable Indenture;

•	convey security for the debt securities to US Bank National Association;

•	add covenants, restrictions or conditions for the protection of the debt security holders;

•	provide for the issuance of debt securities in coupon or fully registered form;

•	establish the form or terms of debt securities of any series;

•	cure any ambiguity or correct any defect in an Indenture that does not adversely affect the interests of a holder;

•	evidence the appointment of a successor trustee or more than one trustee;

•	surrender any right or power conferred upon us;

•	comply with the requirements of the SEC in order to maintain the qualification of the applicable Indenture under the Trust Indenture Act of 1939, as amended;

•	add or modifying any other provisions with respect to matters or questions arising under an Indenture that we and US Bank National Association may deem necessary or desirable and that will not adversely affect the interests of holders of debt securities;

•	modify the existing covenants and events of default solely in respect of, or add new covenants or events of default that apply solely to, debt securities not yet issued and outstanding; or

•	to provide for guarantees of the debt securities and to specify the ranking of the obligations of the guarantors under their respective guarantees.

Events of Default

      Under the Indentures, an event of default means, unless otherwise described in the prospectus supplement of any series, any one of the following:

•	failure to pay interest on a debt security for 30 days;

•	failure to pay principal and premium, if any, when due;

•	failure to pay or satisfy a sinking fund installment when due;

•	failure by Peabody Energy Corporation or by a guarantor of the debt securities to perform any other covenant in the applicable Indenture that continues for 60 days after receipt of notice;

•	certain events in bankruptcy, insolvency or reorganization; or

•	a guarantee being held in any judicial proceeding to be unenforceable or invalid.

      An event of default relating to one series of debt securities does not necessarily constitute an event of default with respect to any other series issued under the applicable Indenture. If an event of default exists with respect to a series of debt securities, US Bank National Association or the holders of at least 25% of the then-outstanding debt securities of that series may declare the principal of that series due and payable.

      Any event of default with respect to a particular series of debt securities may be waived by the holders of a majority of the then-outstanding debt securities of that series, except for a failure to pay principal premium or interest on the debt security.

      US Bank National Association may withhold notice to the holder of the debt securities of any default (except in payment of principal, premium, interest or sinking fund payment) if US Bank National Association thinks that withholding such notice is in the interest of the holders.

      Subject to the specific duties that arise under the applicable Indenture if an event of default exists, US Bank National Association is not obligated to exercise any of its rights or powers under the applicable Indenture at the request of the holders of the debt securities unless they provide reasonable indemnity satisfactory to it. Generally, the holders of a majority of the then-outstanding debt securities can direct the proceeding for a remedy available to US Bank National Association or for exercising any power conferred on US Bank National Association as the trustee.

Trustee’s Relationship

      US Bank National Association or its affiliates may from time to time in the future provide banking and other services to us in the ordinary course of its business. The Indentures provide that we will indemnify US Bank National Association against any and all loss, liability, claim, damage or expense incurred that arises from the trust created by the applicable Indenture unless the loss, liability, claim, damage or expense results from US Bank National Association’s negligence or willful misconduct.

Global Securities

      We may issue some of the debt securities as global securities that will be deposited with a depository identified in a prospectus supplement. Global securities may be issued in registered form and may be either temporary or permanent. A prospectus supplement will contain additional information about depository arrangements.

      Registered global securities will be registered in the depository’s name or in the name of its nominee. When we issue a global security, the depository will credit that amount of debt securities to the investors that have accounts with the depository or its nominee. The underwriters or the debt security holder’s agent will designate the accounts to be credited, unless the debt securities are offered and sold directly by us, in which case, we will designate the appropriate account to be credited.

      Investors who have accounts with a depository, and people who have an interest in those institutions, are the beneficial owners of global securities held by that particular depository.

      We will not maintain records regarding ownership or the transfer of global securities held by a depository or to nominee. If you are the beneficial owner of global securities held by a depository, you must get information directly from the depository.

      As long as a depository is the registered owner of a global security, that depository will be considered the sole owner of the debt securities represented by that global security. Except as set forth below, beneficial owners of global securities held by a depository will not be entitled to:

•	register the represented debt securities in their names;

•	receive physical delivery of the debt securities; or

•	be considered the owners or holders of the global security under the applicable Indenture.

      Payments on debt securities registered in the name of a depository or its nominee will be made to the depositary or its nominee.

      When a depository receives a payment, it must immediately credit the accounts in amounts proportionate to the account holders’ interests in the global security. The beneficial owners of a global security should, and are expected to, establish standing instructions and customary practices with their investors that have an account with the depository, so that payments can be made with regard to securities beneficially held for them, much like securities held for the accounts of customers in bearer form or registered in “street name.”

      A global security can only be transferred in whole by the depository to a nominee of such depository or to another nominee of a depository. If a depository is unwilling or unable to continue as a depository and we do not appoint a successor depository within ninety days, we will issue certificated debt securities in exchange for all of the global securities held by that depository. In addition, we may eliminate all global securities at any time and issue certificated debt securities in exchange for them. Further, we may allow a depository to surrender a global security in exchange for certificated debt securities on any terms that are acceptable to us and the depository. Finally, an interest in the global security is exchangeable for a certificated debt security if an event of default has occurred as described above under “Events of Default.”

      If any of these events occur, we will execute, and US Bank National Association will authenticate and deliver to the beneficial owners of the global security in question, a new registered security in an amount equal to and in exchange for that person’s beneficial interest in the exchange global security. The depository will receive a new global security in an amount equal to the difference, if any, between the amount of the surrendered global security and the amount of debt securities delivered to the beneficial owners. Debt securities issued in exchange for global securities will be registered in the same names and in the same denominations as indicated by the depository’s records and in accordance with the instructions from its direct and indirect participants.

      The laws of certain jurisdictions require some people who purchase securities to actually take physical possession of those securities. The limitations imposed by these laws may impair your ability to transfer your beneficial interests in a global security.

Conversion Rights

      The terms and conditions, if any, upon which the debt securities are convertible into shares of our common stock will be set forth in the prospectus supplement relating thereto. These terms will include the conversion price, the conversion period, provisions as to whether conversion will be at the option of the Holder or us, the events requiring an adjustment of the conversion price and provisions affecting conversion in the event of the redemption of those debt securities.

DESCRIPTION OF CAPITAL STOCK

      Our authorized capital stock consists of (1) 150 million shares of common stock, par value $0.01 per share, of which 54.2 million shares were outstanding on October 20, 2003, (2) 10 million shares of preferred stock, par value $0.01 per share, of which no shares are issued or outstanding, (3) 40 million shares of series common stock, par value $0.01 per share, of which no shares are issued or outstanding and (4) 1.5 million shares of Series A Junior Participating Preferred Stock of which no shares are issued or outstanding. As of October 20, 2003, there were 120 holders of our common stock. The following description of our capital stock and related matters is qualified in its entirety by reference to our certificate of incorporation and by-laws.

      The following summary describes elements of our certificate of incorporation and by-laws.

Common Stock

      Holders of common stock are entitled to one vote per share on all matters to be voted upon by the stockholders and vote together, as one class, with the holders of our Series A Junior Participating Preferred Stock. The holders of common stock do not have cumulative voting rights in the election of directors. Holders of common stock are entitled to receive ratably dividends if, as and when dividends are declared from time to time by our board of directors out of funds legally available for that purpose, after payment of dividends required to be paid on outstanding preferred stock or series common stock, as described below. Upon liquidation, dissolution or winding up, any business combination or a sale or disposition of all or substantially all of the assets, the holders of common stock are entitled to receive ratably the assets available for distribution to the stockholders after payment of liabilities and accrued but unpaid dividends and liquidation preferences on any outstanding preferred stock or series common stock. The common stock has no preemptive or conversion rights and is not subject to further calls or assessment by us. There are no redemption or sinking fund provisions applicable to the common stock.

Series A Junior Participating Preferred Stock

      Holders of shares of Series A Junior Participating Preferred Stock are entitled to receive quarterly dividend payments equal to the greater of $1.00 per share or 100 times the per share dividend declared on our common stock. Holders of Series A preferred stock are entitled to 100 votes per share on all matters to be voted upon by the stockholders and vote together, as one class, with the holders of common stock. Upon liquidation, dissolution or winding up, holders of our Series A preferred stock are entitled to a liquidation preference of $100 per share plus all accrued and unpaid dividends and distributions on the Series A preferred stock or 100 times the amount to be distributed per share on our common stock, whichever is greater. Liquidation distributions will be made ratably with all shares ranking on parity with the Series A preferred stock. In the event of any merger, consolidation, combination or other transaction in which shares of our common stock are exchanged for other securities, cash or property, each share of the Series A preferred stock will be exchanged for 100 times the amount received per share on our common stock. Each of these rights of our Series A preferred stock is protected by customary anti-dilution provisions. The Series A preferred stock is not redeemable and it will rank junior to any other series of our preferred stock with respect to the payment of dividends and the distribution of assets.

Preferred Stock and Series Common Stock

      Our certificate of incorporation authorizes our board of directors to establish one or more series of preferred stock or series common stock. With respect to any series of preferred stock or series common stock, our board of directors is authorized to determine the terms and rights of that series, including:

•	the designation of the series;

•	the number of shares of the series, which our board may, except where otherwise provided in the preferred stock or series common stock designation, increase or decrease, but not below the number of shares then outstanding;

•	whether dividends, if any, will be cumulative or non-cumulative and the dividend rate of the series;

•	the dates at which dividends, if any, will be payable;

•	the redemption rights and price or prices, if any, for shares of the series;

•	the terms and amounts of any sinking fund provided for the purchase or redemption of shares of the series;

•	the amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of our company;

•	whether the shares of the series will be convertible into shares of any other class or series, or any other security, of our company or any other corporation, and, if so, the specification of the other class or series or other security, the conversion price or prices or rate or rates, any rate adjustments, the date or dates as of which the shares will be convertible and all other terms and conditions upon which the conversion may be made;

•	restrictions on the issuance of shares of the same series or of any other class or series; and

•	the voting rights, if any, of the holders of the series.

      Unless required by law or by any stock exchange, the authorized shares of preferred stock and series common stock, as well as shares of common stock, are available for issuance without further action by you.

      Although we have no intention at the present time of doing so, we could issue a series of preferred stock or series common stock that could, depending on the terms of the series, impede the completion of a merger, tender offer or other takeover attempt. We will make any determination to issue preferred stock or series common stock based on our judgment as to the best interests of the company and our stockholders. We, in so acting, could issue preferred stock or series common stock having terms that could discourage an acquisition attempt or other transaction that some, or a majority, of you might believe to be in your best interests or in which you might receive a premium for your common stock over the market price of the common stock.

Authorized but Unissued Capital Stock

      Delaware law does not require stockholder approval for any issuance of authorized shares. However, the listing requirements of the New York Stock Exchange, which would apply so long as the common stock remains listed on the New York Stock Exchange, require stockholder approval of certain issuances equal to or exceeding 20% of the then-outstanding voting power or then-outstanding number of shares of common stock. These additional shares may be used for a variety of corporate purposes, including future public offerings, to raise additional capital or to facilitate acquisitions.

      One of the effects of the existence of unissued and unreserved common stock, preferred stock or series common stock may be to enable our board of directors to issue shares to persons friendly to current management, which issuance could render more difficult or discourage an attempt to obtain control of our company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of our management and possibly deprive the stockholders of opportunities to sell their shares of common stock at prices higher than prevailing market prices.

Anti-Takeover Effects of Provisions of Delaware Law and Our Charter and By-laws

Delaware Law

      Our company is a Delaware corporation subject to Section 203 of the Delaware General Corporation Law. Section 203 provides that, subject to certain exceptions specified in the law, a Delaware corporation shall not engage in certain “business combinations” with any “interested stockholder” for a three-year period following the time that the stockholder became an interested stockholder unless:

•	prior to such time, our board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•	upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of our voting stock outstanding at the time the transaction commenced, excluding certain shares; or

•	at or subsequent to that time, the business combination is approved by our board of directors and by the affirmative vote of holders of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder.

      Generally, a “business combination” includes a merger, asset or stock sale or other transaction resulting in a financial benefit to the interested stockholder. Subject to certain exceptions, an “interested shareholder” is a person who together with that person’s affiliates and associates owns, or within the previous three years did own, 15% or more of our voting stock.

      Under certain circumstances, Section 203 makes it more difficult for a person who would be an “interested stockholder” to effect various business combinations with a corporation for a three-year period. The provisions of Section 203 may encourage companies interested in acquiring our company to negotiate in advance with our board of directors because the stockholder approval requirement would be avoided if our board of directors approves either the business combination or the transaction which results in the stockholder becoming an interested stockholder. These provisions also may have the effect of preventing changes in our board of directors and may make it more difficult to accomplish transactions which stockholders may otherwise deem to be in their best interests.

Certificate of Incorporation; By-laws

      Our certificate of incorporation and by-laws contain provisions that could make more difficult the acquisition of the company by means of a tender offer, a proxy contest or otherwise.

      Classified Board. Our certificate of incorporation provides that our board of directors will be divided into three classes of directors, with the classes to be as nearly equal in number as possible. As a result, approximately one-third of the board of directors will be elected each year. The classification of directors will have the effect of making it more difficult for stockholders to change the composition of our board. Our certificate of incorporation provides that, subject to any rights of holders of preferred stock or series common stock to elect additional directors under specified circumstances, the number of directors will be fixed in the manner provided in our by-laws. Our certificate of incorporation and by-laws provide that the number of directors will be fixed from time to time exclusively pursuant to a resolution adopted by the board, but must consist of not less than three directors. In addition, our certificate of incorporation provides that, subject to any rights of holders of preferred stock or series common stock and unless the board otherwise determines, any vacancies will be filled only by the affirmative vote of a majority of the remaining directors, though less than a quorum.

      Removal of Directors. Under Delaware General Corporation Law, unless otherwise provided in our certificate of incorporation, directors serving on a classified board may only be removed by the stockholders for cause. In addition, our certificate of incorporation and by-laws provide that directors may be removed only for cause and only upon the affirmative vote of holders of at least 75% of the voting power of all the outstanding shares of stock entitled to vote generally in the election of directors, voting together as a single class.

      Stockholder Action. Our certificate of incorporation and by-laws provide that stockholder action can be taken only at an annual or special meeting of stockholders and may not be taken by written consent in lieu of a meeting. Our certificate of incorporation and by-laws provide that special meetings of stockholders can be called only by our chief executive officer or pursuant to a resolution adopted by our board of directors. Stockholders are not permitted to call a special meeting or to require that the board of directors call a special meeting of stockholders.

      Advance Notice Procedures. Our by-laws establish an advance notice procedure for stockholders to make nominations of candidates for election as directors, or bring other business before an annual or special meeting of our stockholders. This notice procedure provides that only persons who are nominated by, or at the direction of our board of directors, the chairman of the board, or by a stockholder who has given timely written notice to the secretary of our company prior to the meeting at which directors are to be elected, will be eligible for election as directors. This procedure also requires that, in order to raise matters at an annual or special meeting, those matters be raised before the meeting pursuant to the notice of meeting we deliver or by, or at the direction of, our chairman or by a stockholder who is entitled to vote at the meeting and who has given timely written notice to the secretary of our company of his intention to raise those matters at the annual meeting. If our chairman or other officer presiding at a meeting determines that a person was not nominated, or other business was not brought before the meeting, in accordance with the notice procedure, that person will not be eligible for election as a director, or that business will not be conducted at the meeting.

      Amendment. Our certificate of incorporation provides that the affirmative vote of the holders of at least 75% of the voting power of the outstanding shares entitled to vote, voting together as a single class, is required to amend provisions of our certificate of incorporation relating to the prohibition of stockholder action without a meeting, the number, election and term of our directors and the removal of directors. Our certificate of incorporation further provides that our by-laws may be amended by our board or by the affirmative vote of the holders of at least 75% of the outstanding shares entitled to vote, voting together as a single class.

Rights Agreement

      On July 23, 2002, our board of directors adopted a preferred share purchase rights plan. In connection with the rights plan, our board of directors declared a dividend of one preferred share purchase right for each outstanding share of our common stock. The rights dividend was paid on August 12, 2002 to the stockholders of record on that date.

      Purchase Price. Each right entitles the registered holder to purchase from us one one-hundredth of a share of our Series A Junior Participating Preferred Stock, or preferred shares, par value $0.01 per share, at a price of $110 per one one-hundredth of a preferred share, subject to adjustment.

      Flip-In. In the event that any person or group of affiliated or associated persons acquires beneficial ownership of 15% or more of our outstanding common stock, each holder of a right, other than rights beneficially owned by the acquiring person (which will thereafter be void), will thereafter have the right to receive upon exercise that number of shares of our common stock having a market value of two times the exercise price of the right.

      Flip-Over. If we are acquired in a merger or other business combination transaction or 50% or more of our consolidated assets or earning power are sold after a person or group acquires beneficial ownership of 15% or more of our outstanding common stock, each holder of a right (other than rights beneficially owned by the acquiring person, which will be void) will thereafter have the right to receive that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the right.

      None of Lehman Brothers Holdings Inc., a Delaware corporation, Lehman Brothers Inc., a Delaware corporation, LB I Group Inc., a Delaware corporation, Lehman Brothers Merchant Banking Partners II Inc., a Delaware corporation, Lehman Brothers Offshore Partners II Ltd, a Bermuda company, Lehman Brothers Merchant Banking Partners II L.P., a Delaware limited partnership, Lehman Brothers Offshore Investment Partners II L.P., a Bermuda exempted limited partnership, Lehman Brothers Capital Partners III, L.P., a Delaware limited partnership, Lehman Brothers Capital Partners IV, L.P., a Delaware limited partnership, Lehman Brothers MBG partners 1998 (A) L.P., a Delaware limited partnership, Lehman Brothers MBG partners 1998 (B) L.P., a Delaware limited partnership, and Lehman Brothers MBG partners 1998 (C) L.P., a Delaware limited partnership, shall be deemed to be an acquiring person, as long as the Lehman parties and their affiliates in the aggregate beneficially own no more than the greater of (1) 15% or more of our common stock then outstanding and (2) 21,284,994 shares of our common stock less the sum of all of our common stock disposed of by the Lehman parties to non-affiliates after July 24, 2002.

      Distribution Date. The distribution date is the earlier of:

(1) 10 days following a public announcement that a person or group of affiliated or associated persons have acquired beneficial ownership of 15% or more of our outstanding common stock; or

(2) 10 business days (or such later date as may be determined by action of our board of directors prior to such time as any person or group of affiliated persons acquires beneficial ownership of 15% or more of our outstanding common stock) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of our outstanding common stock.

      Transfer and Detachment. Until the distribution date, the rights will be evidenced either by book entry in our direct registration system or, with respect to any of our common stock certificates outstanding as of August 12, 2002, by such common stock certificate with a copy of the Summary of Rights attached thereto. Until the distribution date (or earlier redemption or expiration of the rights), the rights will be transferred with and only with the common stock, and transfer of those shares will also constitute transfer of the rights.

      As soon as practicable following the distribution date, separate certificates evidencing the rights will be mailed to holders of record of our common stock as of the close of business on the distribution date and the separate certificates evidencing the rights alone will thereafter evidence the rights.

      Exercisability. The rights are not exercisable until the distribution date. The rights will expire at the earliest of (1) August 11, 2012, unless that date is extended, (2) the time at which we redeem the rights, as described below, or (3) the time at which we exchange the rights, as described below.

      Adjustments. The purchase price payable, and the number of preferred shares or other securities or property issuable, upon exercise of the rights are subject to adjustment from time to time to prevent dilution in the event of stock dividends, stock splits, reclassifications, or certain distributions with respect to the preferred shares. The number of outstanding rights and the number of one one-hundredths of a preferred share issuable upon exercise of each right are also subject to adjustment if, prior to the distribution date, there is a stock split of our common stock or a stock dividend on our common stock payable in common stock or subdivisions, consolidations or combinations of our common stock. With certain exceptions, no adjustment in the purchase price will be required until cumulative adjustments require an adjustment of at least 1% in the purchase price. No fractional preferred shares will be issued (other than fractions which are integral multiples of one one-hundredth of a preferred share, which may, at our election, be evidenced by depositary receipts) and, in lieu thereof, an adjustment in cash will be made based on the market price of the preferred shares on the last trading day prior to the date of exercise.

      Preferred Shares. Preferred shares purchasable upon exercise of the rights will not be redeemable. Each preferred share will be entitled to a minimum preferential quarterly dividend payment of $1.00 per share but will be entitled to an aggregate dividend of 100 times the dividend declared per share of common stock. In the event of liquidation, the holders of the preferred shares will be entitled to a minimum preferential liquidation payment of $100 per share but will be entitled to an aggregate payment of 100 times the payment made per share of common stock. Each preferred share will have 100 votes, voting together with the common stock. Finally, in the event of any merger, consolidation or other transaction in which shares of our common stock are exchanged, each preferred share will be entitled to receive 100 times the amount received per share of common stock. These rights are protected by customary anti-dilution provisions.

      The value of the one one-hundredth interest in a preferred share purchasable upon exercise of each right should, because of the nature of the preferred shares’ dividend, liquidation and voting rights, approximate the value of one share of our common stock.

      Exchange. At any time after any person or group acquiring beneficial ownership of 15% or more of our outstanding common stock, and prior to the acquisition by such person or group of beneficial ownership of 50% or more of our outstanding common stock, our board of directors may exchange the rights (other than rights owned by the acquiring person, which will have become void), in whole or in part, at an exchange ratio of one share of our common stock, or one one-hundredth of a preferred share (subject to adjustment).

      Redemption. At any time prior to any person or group acquiring beneficial ownership of 15% or more of our outstanding common stock, our board of directors may redeem the rights in whole, but not in part, at a price of $0.001 per right. The redemption of the rights may be made effective at such time on such basis with such conditions as our board of directors in its sole discretion may establish. Immediately upon any redemption of the rights, the right to exercise the rights will terminate and the only right of the holders of rights will be to receive the redemption price.

      Amendments. The terms of the rights may be amended by our board of directors without the consent of the holders of the rights, including an amendment to lower certain thresholds described above to not less than the greater of (1) the sum of .001% and the largest percentage of our outstanding common stock then known to us to be beneficially owned by any person or group of affiliated or associated persons and (2) 10%, except that from and after such time as any person or group of affiliated or associated persons acquires beneficial ownership of 15% or more of our outstanding common stock, no such amendment may adversely affect the interests of the holders of the rights.

      Rights and Holders. Until a right is exercised, the holder thereof, as such, will have no rights as a stockholder of our company, including, without limitation, the right to vote or to receive dividends.

      Anti-takeover Effects. The rights have certain anti-takeover effects. The rights will cause substantial dilution to a person or group that attempts to acquire us on terms not approved by our board of directors, except pursuant to any offer conditioned on a substantial number of rights being acquired. The rights should not interfere with any merger or other business combination approved by our board of directors since the rights may be redeemed by us at the redemption price prior to the time that a person or group has acquired beneficial ownership of 15% or more of our common stock.

Registrar and Transfer Agent

      The registrar and transfer agent for the common stock is EquiServe Trust Company, N.A.

Listing

      The common stock is listed on the New York Stock Exchange under the symbol “BTU.”

DESCRIPTION OF WARRANTS

      The following description of the warrant agreements summarizes certain general terms that will apply to the warrants that we may offer. The description is not complete, and we refer you to the warrant agreements, which will be filed with the SEC promptly after the offering of any warrants and will be available as described under the heading “Incorporation of Certain Documents by Reference” in this prospectus.

      We may issue warrants to purchase debt securities, common stock, preferred stock or other securities. We may issue warrants independently or as part of a unit with other securities. Warrants sold with other securities as a unit may be attached to or separate from the other securities. We will issue warrants under one or more warrant agreements between us and a warrant agent that we will name in the applicable prospectus supplement.

      The prospectus supplement relating to any warrants we are offering will include specific terms relating to the offering, including a description of any other securities sold together with the warrants. These terms will include some or all of the following:

•	the title of the warrants;

•	the aggregate number of warrants offered;

•	the price or prices at which the warrants will be issued;

•	the currency or currencies, including composite currencies, in which the prices of the warrants may be payable;

•	the designation, number and terms of the debt securities, common stock, preferred stock or other securities or rights, including rights to receive payment in cash or securities based on the value, rate or price of one or more specified commodities, currencies or indices, purchasable upon exercise of the warrants and procedures by which those numbers may be adjusted; the exercise price of the warrants and the currency or currencies, including composite currencies, in which such price is payable;

•	the dates or periods during which the warrants are exercisable;

•	the designation and terms of any securities with which the warrants are issued as a unit;

•	if the warrants are issued as a unit with another security, the date on and after which the warrants and the other security will be separately transferable;

•	if the exercise price is not payable in U.S. dollars, the foreign currency, currency unit or composite currency in which the exercise price is denominated;

•	any minimum or maximum amount of warrants that may be exercised at any one time;

•	any terms relating to the modification of the warrants; and

•	any other terms of the warrants, including terms, procedures and limitations relating to the transferability, exchange, exercise or redemption of the warrants.

      Warrants issued for securities other than our debt securities, common stock or preferred stock will not be exercisable until at least one year from the date of sale of the warrant.

DESCRIPTION OF UNITS

      The following descriptions of the units and any applicable underlying security or pledge or depository arrangements summarizes certain general terms that will apply to the applicable agreements. These descriptions do not restate those agreements in their entirety. We urge you to read the applicable agreements because they, and not the summaries, define your rights as holders of the units. We will make copies of the relevant agreements available as described under the heading “Incorporation of Certain Documents by Reference” in this prospectus.

      As specified in the applicable prospectus supplement, we may issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit may also include debt obligations of third parties, such as U.S. Treasury securities. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security. The prospectus supplement will describe:

•	the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may be held or transferred separately;

•	a description of the terms of any unit agreement governing the units;

•	a description of the provisions for the payment, settlement, transfer or exchange of the units; and

•	whether the units will be issued in fully registered or global form.

DESCRIPTION OF OTHER INDEBTEDNESS

      The following are summaries of the material terms and conditions of our principal indebtedness.

Credit Facility

      Our credit facility provides for a $600.0 million revolving credit facility and a $450.0 million term loan B facility. The revolving credit facility includes capacity available for borrowing, for letters of credit and for same-day swingline loan borrowings. The revolving credit facility commitment is scheduled to terminate in March 2008. The term loan B facility is scheduled to mature in March 2010.

      All borrowings under the credit facility bear interest, at our option, at either: (A) an “alternate base rate” equal to, for any day, the higher of: (a) 0.50% per year above the overnight federal funds effective rate, as published by the Board of Governors of the Federal Reserve System, as in effect from time to time; and (b) the annual rate of interest in effect for that day as publicly announced by the administrative agent as its “base rate” plus a rate, dependent on the ratio of our debt as compared to our cash flow, (1) in the case of the revolving credit loans and the swingline loans, ranging from 1.50% to 0.50% per year or (2) in the case of the term loan B facility, ranging from 1.50% to 1.25% per year or (B) a “LIBOR rate” equal to the rate (adjusted for statutory reserve requirements for eurocurrency liabilities) at which eurodollar deposits for the relevant interest period (which will be one, two, three, six or, subject to availability, nine or 12 months, as selected by us) are offered in the interbank eurodollar market, as determined by the administrative agent, plus a rate, dependent on the ratio of our debt as compared to our cash flow, (1) in the case of the revolving credit loans, ranging from 2.50% to 1.50% per year or (2) in the case of the term loan, ranging from 2.50% to 2.25% per year.

      We pay a usage-dependent commitment fee on the available unused commitment under the revolving credit facility. The fee equals (a) 0.25% per year, in the event that the usage of the revolving credit facility is at least 66.67%, (b) 0.375% per year, in the event that the usage of the revolving credit facility is at least 33.33% but less than 66.67%, and (c) 0.50% per year, in the event that the usage of the revolving credit facility is less then 33.33%. For purposes of calculating the commitment fee, swingline loans are not be considered usage of the revolving credit facility. The fee accrues quarterly and is payable within 15 days after the end of each calendar quarter.

      We also pay a letter of credit fee calculated at a rate, dependent on the ratio of our debt as compared to our cash flow, ranging from 2.50% to 1.50% per year of the face amount of each letter of credit and a fronting fee equal to the greater of $150 and 0.125% per year of the face amount of each letter of credit. These fees are payable quarterly in arrears within 15 days after the end of each calendar quarter. In addition, we are paying customary transaction charges in connection with any letters of credit.

      The rates that depend on the ratio of our debt as compared to our cash flow range from the high rate specified if the ratio is greater than or equal to 3.75 to 1.0 to the low rate specified if the ratio is less than 2.25 to 1.0.

      The term loan B facility amortizes as follows:

Year	Scheduled Repayment of Term Loans

2003	$3,375,000
2004	4,500,000
2005	4,500,000
2006	4,500,000
2007	4,500,000
2008	4,500,000
2009	318,375,000
Termination Date	105,750,000

      Borrowings under our credit facility are subject to mandatory prepayment (1) with 100% of the net proceeds received by us from the issuance of debt securities, excluding the notes offered hereby and certain other indebtedness, (2) with 100% of the net proceeds received from our sale of or disposition of certain of our assets and (3) on an annual basis with (A) 50% of our excess cash flow, if the ratio of our debt to cash flow is greater than or equal to 3.0 to 1.0 or (B) 25% of our excess cash flow, if the ratio is greater than or equal to 2.0 to 1.0 and less than 3.0 to 1.0.

      Our obligations under the credit facility are secured by a lien on certain of our and our direct and indirect domestic restricted subsidiaries’ tangible and intangible assets, including: (1) a pledge by us and our direct and indirect domestic restricted subsidiaries of all of the capital stock (or other ownership interests) of our respective domestic restricted subsidiaries and 65% of the capital stock of our first-tier foreign restricted subsidiaries, (2) certain of our and our direct and indirect domestic restricted subsidiaries’ coal reserves, mineral rights, leasehold interests and other real property and all related as-extracted collateral, (3) certain coal supply agreements and other material contracts to which we or certain of our direct or indirect domestic restricted subsidiaries are a party and (4) substantially all of our personal property and the personal property of certain of our direct and indirect subsidiaries. In addition, indebtedness under the credit facility is guaranteed by our restricted subsidiaries.

      The credit facility agreement imposes certain restrictions on us, including restrictions on our ability to: incur debt; grant liens; enter into agreements with negative pledge clauses; provide guarantees in respect of obligations of any other person; pay dividends; make loans, investments, advances and acquisitions; sell our assets; make redemptions and repurchases of capital stock; make capital expenditures; prepay, redeem or repurchase debt; liquidate or dissolve; engage in mergers or consolidations; engage in affiliate transactions; change our business; change our fiscal year; amend certain debt and other material agreements; issue and sell capital stock of subsidiaries; engage in sale and leaseback transactions; and restrict distributions from subsidiaries. In addition, the credit facility provides that we must meet or exceed certain interest coverage ratios and must not exceed certain leverage ratios. The credit facility also includes customary events of default.

6 7/8% Senior Notes due 2013

      We have outstanding $650.0 million aggregate principal amount in senior notes, which bear interest at 6 7/8% and are due in March 2013. Interest on the notes is payable each March 15 and September 15. The notes, which are unsecured, are guaranteed by our “restricted subsidiaries” as defined in the indenture governing the senior notes. The indenture contains covenants that, among other things, limit our ability to incur additional indebtedness and issue preferred stock, pay dividends or make other distributions, make other restricted payments and investments, create liens, sell assets and merge or consolidate with other entities. The notes are redeemable prior to March 15, 2008 at a redemption price equal to 100% of the principal amount plus a make-whole premium (as defined in the indenture) and on or after March 15, 2008 at fixed redemption prices as set forth in the indenture.

5.0% Subordinated Note

      The 5.0% subordinated note, which had an original face value of $400.0 million and has a current face value of $90.0 million, is recorded net of discount at an imputed annual interest rate of approximately 12.0%, resulting in a long-term debt carrying amount of $77.2 million as of June 30, 2003. Interest and principal are payable each March 1 and scheduled principal payments of $10.0 million per year are due from 2004 through 2006, with any unpaid amounts due March 1, 2007. The note is a subordinated and unsecured obligation of our subsidiary, Peabody Holding Company, Inc. The terms of the note permit the merger, consolidation or the sale of assets of Peabody Holding Company, Inc., as long as the successor corporation following the merger or consolidation (if Peabody Holding Company, Inc. does not survive) expressly assumes payment of principal and interest on and performance of the covenants and conditions of the note.

Surety Bonds

      Federal and state laws require surety bonds to secure our obligations to reclaim lands disturbed for mining, to pay federal and state workers’ compensation and to satisfy other miscellaneous obligations. The amount of these bonds varies constantly, depending upon the amount of acreage disturbed and the degree to which each property has been reclaimed. Under federal law, partial bond release is provided as mined lands (1) are backfilled and graded to approximate original contour, (2) are re-vegetated and (3) achieve pre-mining vegetative productivity levels on a sustained basis for a period of five to 10 years.

      As of December 31, 2002, we had outstanding surety bonds with third parties for post-mining reclamation totaling $622.6 million, with an additional $291.9 million in self-bonding obligations. We had $235.1 million of surety bonds in place for federal and state workers’ compensation obligations, retiree healthcare and coal lease obligations.

Accounts Receivable Securitization Program

      In March 2000, we established an accounts receivable securitization program. Under the program, undivided interests in a pool of eligible trade receivables that have been contributed to a bankruptcy remote trust are sold, without recourse, to a Conduit. Purchases by the Conduit are financed with the sale of highly rated commercial paper. We use our accounts receivable securitization program to reduce our overall borrowing costs. The securitization program is currently scheduled to expire in 2007. The amount of undivided interests in the accounts receivable sold to the Conduit were $130.5 million as of June 30, 2003.

PLAN OF DISTRIBUTION

      We and/or the selling stockholders may sell the securities offered by this prospectus:

•	to or through underwriting syndicates represented by managing underwriters;

•	through one or more underwriters without a syndicate for them to offer and sell to the public;

•	through dealers or agents; or

•	to one or more purchasers directly.

      The applicable prospectus supplement will describe that offering, including:

•	the name or names of any underwriters, dealers or agents involved in the sale of the offered securities;

•	the purchase price and the proceeds to us and/or the selling stockholders from that sale;

•	any underwriting discounts, commissions agents’ fees and other items constituting underwriters’ or agents’ compensation;

•	any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers; and

•	any securities exchanges on which the offered securities may be listed.

      If underwriters are used in the sale, the offered securities will be acquired by the underwriters for their own account. The underwriters may resell the offered securities in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The offered securities may be offered through an underwriting syndicate represented by many underwriters. The obligations of the underwriters to purchase the offered securities will be subject to certain conditions. The underwriters will be obligated to purchase all of the offered securities if any are purchased. Any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

      The offered securities may be sold directly by us and/or the selling stockholders or through agents. Any agent will be named, and any commissions payable to that agent will be set forth in the prospectus supplement. Unless otherwise indicated in the prospectus supplement, any agent will be acting on a best efforts basis.

      We and/or the selling stockholders, as applicable, may authorize agents, underwriters or dealers to solicit offers by specified institutions to purchase securities offered by this prospectus pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future. These contracts will be subject only to those conditions set forth in the prospectus supplement. The prospectus supplement will set forth the commission payable for soliciting such contracts.

      We and the selling stockholders may agree to indemnify underwriters, dealers or agents against certain civil liabilities, including liabilities under the Securities Act, and may also agree to contribute to payments which the underwriters, dealers or agents may be required to make.

LEGAL MATTERS

      The validity of each of the securities offered by this prospectus will be passed upon for us by Simpson Thacher & Bartlett LLP, New York, New York.

EXPERTS

      The consolidated financial statements of Peabody Energy Corporation incorporated by reference in Peabody Energy Corporation’s Annual Report on Form 10-K for the year ended December 31, 2002, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon included therein and incorporated herein by reference. Such financial statements have been incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

      We file annual, quarterly and current reports and other information with the Securities and Exchange Commission, or SEC. You may access and read our SEC filings, through the SEC’s Internet site at www.sec.gov. This site contains reports and other information that we file electronically with the SEC. You may also read and copy any document we file at the SEC’s public reference room located at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room.

      We have filed with the SEC a registration statement under the Securities Act with respect to the securities offered by this prospectus. This prospectus, which constitutes part of the registration statement, does not contain all of the information presented in the registration statement and its exhibits and schedules. Our descriptions in this prospectus of the provisions of documents filed as exhibits to the registration statement or otherwise filed with the SEC are only summaries of the terms of those documents that we consider material. If you want a complete description of the content of the documents, you should obtain the documents yourself by following the procedures described above.

      We have elected to “incorporate by reference” certain information into this prospectus, which means we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this prospectus.

      We incorporate by reference our:

•	quarterly reports on Form 10-Q for the quarters ended March 31, 2003 and June 30, 2003;

•	annual report on Form 10-K for the year ended December 31, 2002;

•	current reports on Form 8-K, filed with the SEC on January 17, 2003, February 27, 2003, March 10, 2003, March 17, 2003, April 10, 2003, May 5, 2003 and August 4, 2003; and

•	proxy statement on Schedule 14A, filed with the SEC on April 2, 2003.

      We are also incorporating by reference all other reports that we file with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this prospectus and the date of the completion of any offering. Any statement contained in a document incorporated or deemed to be incorporated by reference in this prospectus will be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained in this prospectus or in any other subsequently filed document which also is or is deemed to be incorporated by reference in this prospectus modifies or supersedes that statement. Any statement that is modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this prospectus.

      You may request copies of the filings, at no cost, by telephone at (314) 342-3400 or by mail at: Peabody Energy Corporation, 701 Market Street, Suite 700, St. Louis, Missouri 63101, attention: Investor Relations.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.	Other Expenses of Issuance and Distribution.

      The following table reflects an itemization of all fees and expenses, other than underwriting discounts and commissions, incurred or expected to be incurred by Peabody Energy Corporation in connection with the issuance and distribution of the securities being registered hereby. All but the Securities and Exchange Commission registration fee are estimates and remain subject to future contingencies.

Securities and Exchange Commission registration fee	$129,051
Legal fees and expenses	250,000
Accounting fees and expenses	150,000
Trustees’ fees and expenses	50,000
Printing and engraving fees	100,000
Blue Sky fees and expenses	15,000
Miscellaneous expenses	55,000

Total	$749,051

Item 15.	Indemnification of Directors and Officers.

      Section 145 of the Delaware General Corporation Law provides that, among other things, a corporation may indemnify directors and officers as well as other employees and agents of the corporation against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement in connection with specified actions, suits or proceedings, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation, a “derivative action”), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification only extends to expenses (including attorneys’ fees) incurred in connection with the defense or settlement of such actions, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation’s by-laws, disinterested director vote, stockholder vote, agreement or otherwise.

      Article Sixth of the registrant’s third amended and restated certificate of incorporation and Article IV of the registrant’s amended and restated by-laws requires indemnification to the fullest extent permitted by Delaware law. The registrant has also obtained officers’ and directors’ liability insurance which insures against liabilities that officers and directors of the registrant, in such capacities, may incur. The registrant’s third amended and restated certificate of incorporation requires the advancement of expenses incurred by officers or directors in relation to any action, suit or proceeding.

      Section 102(b)(7) of the Delaware General Corporation Law permits a corporation to provide in its certificate of incorporation that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duties as a director, except for liability (i) for any transaction from which the director derives an improper personal benefit, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law (certain illegal distributions) or (iv) for any breach of a director’s duty of loyalty to the company or its stockholders. Article Sixth of the registrant’s third amended and restated certificate of incorporation includes such a provision.

      In connection with the registrant’s existing indemnification procedures and policies and the rights provided for by its third amended and restated certificate of incorporation and amended and restated by-laws, the registrant has executed indemnification agreements with its directors and certain senior executive officers.

Pursuant to those agreements, to the fullest extent permitted by the laws of the State of Delaware, the registrant has agreed to indemnify those persons against any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that the indemnified person is or was or has agreed to serve at the request of the registrant as a director, officer, employee or agent of the registrant, or while serving as a director or officer of the registrant, is or was serving or has agreed to serve at the request of the registrant as a director, officer, employee or agent (which, for purposes of the indemnification agreements, includes a trustee, partner, manager or a position of similar capacity) of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity. The indemnification provided by these agreements is from and against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the indemnified person or on his or her behalf in connection with the action, suit or proceeding and any appeal therefrom, but shall only be provided if the indemnified person acted in good faith and in a manner the indemnified person reasonably believed to be in or not opposed to the best interests of the registrant, and, with respect to any criminal action, suit or proceeding, had no reasonable cause to believe the indemnified person’s conduct was unlawful.

Item 16.

      (a) Exhibits

Exhibit
No.	Description of Exhibit

1.1**	Form of Underwriting Agreement (Debt)
1.2**	Form of Underwriting Agreement (Equity)
1.3**	Form of Underwriting Agreement (Preferred Stock)
1.4**	Form of Underwriting Agreement (Units)
1.5**	Form of Underwriting Agreement (Warrants)
4.1	Third Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 of the Registrant’s Form S-1 Registration Statement No. 333-55412)
4.2	Amended and Restated By-Laws of the Registrant (incorporated by reference to Exhibit 3.2 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, filed on November 14, 2002)
4.3	Certificate of Incorporation of Affinity Mining Company (incorporated by reference to Exhibit 3.3 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.4	By-Laws of Affinity Mining Company (incorporated by reference to Exhibit 3.4 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.5	Certificate of Existence of Arclar Company, LLC (formerly known as Sugar Camp Coal, L.L.C.) (incorporated by reference to Exhibit 3.5 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.6	Second Amended and Restated Operating Agreement of Arclar Company, LLC (formerly known as Sugar Camp Coal, L.L.C.) (incorporated by reference to Exhibit 3.6 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.7	Certificate of Incorporation of Arid Operations Inc. (incorporated by reference to Exhibit 3.7 to the Registrant’s Form S-4 Registration Statement No. 333-106208) (incorporated by reference to Exhibit 3.5 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.8	By-Laws of Arid Operations Inc. (incorporated by reference to Exhibit 3.6 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.9	Certificate of Incorporation of Beaver Dam Coal Company (incorporated by reference to Exhibit 3.9 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.10	By-Laws of Beaver Dam Coal Company (incorporated by reference to Exhibit 3.10 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.11	Certificate of Incorporation of Big Ridge, Inc. (formerly known as Arclar Company) (incorporated by reference to Exhibit 3.11 to the Registrant’s Form S-4 Registration Statement No. 333-106208)

Exhibit
No.	Description of Exhibit

4.12	By-Laws of Big Ridge, Inc. (formerly known as Arclar Company) (incorporated by reference to Exhibit 3.12 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.13	Certificate of Incorporation of Big Sky Coal Company (incorporated by reference to Exhibit 3.7 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.14	By-Laws of Big Sky Coal Company (incorporated by reference to Exhibit 3.8 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.15	Third Amended and Restated Partnership Agreement of Black Beauty Coal Company between Black Beauty Resources, Inc. and Thoroughbred, L.L.C. (incorporated by reference to Exhibit 3.15 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.16	Amended and Restated Partnership Agreement of Black Beauty Equipment Company between Black Beauty Resources, Inc. and Thoroughbred, L.L.C. (incorporated by reference to Exhibit 3.16 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.17	Certificate of Formation of Black Beauty Holding Company, LLC (incorporated by reference to Exhibit 3.17 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.18	Limited Liability Company Agreement of Black Beauty Holding Company, LLC (incorporated by reference to Exhibit 3.18 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.19	Articles of Incorporation of Black Beauty Mining, Inc. (incorporated by reference to Exhibit 3.19 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.20	By-Laws of Black Beauty Mining, Inc. (incorporated by reference to Exhibit 3.20 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.21	Amended and Restated Articles of Incorporation of Black Beauty Resources, Inc. (incorporated by reference to Exhibit 3.21 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.22	By-Laws of Black Beauty Resources, Inc. (incorporated by reference to Exhibit 3.22 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.23	Articles of Incorporation of Black Beauty Underground, Inc. (incorporated by reference to Exhibit 3.23 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.24	By-Laws of Black Beauty Underground, Inc. (incorporated by reference to Exhibit 3.24 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.25	Certificate of Incorporation of Black Walnut Coal Company (incorporated by reference to Exhibit 3.25 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.26	By-Laws of Black Walnut Coal Company (incorporated by reference to Exhibit 3.26 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.27	Certificate of Incorporation of Bluegrass Coal Company (incorporated by reference to Exhibit 3.11 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.28	By-Laws of Bluegrass Coal Company (incorporated by reference to Exhibit 3.12 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.29	Certificate of Incorporation of Caballo Coal Company (incorporated by reference to Exhibit 3.13 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.30	By-Laws of Caballo Coal Company (incorporated by reference to Exhibit 3.14 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.31	Certificate of Incorporation of Charles Coal Company (incorporated by reference to Exhibit 3.15 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.32	By-Laws of Charles Coal Company (incorporated by reference to Exhibit 3.16 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.33	Certificate of Incorporation of Cleaton Coal Company (formerly known as Peabody Enterprises, Inc. I) (incorporated by reference to Exhibit 3.33 to the Registrant’s Form S-4 Registration Statement No. 333-106208)

Exhibit
No.	Description of Exhibit

4.34	By-Laws of Cleaton Coal Company (formerly known as Peabody Enterprises, Inc. I) (incorporated by reference to Exhibit 3.34 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.35	Certificate of Incorporation of Coal Properties Corp. (incorporated by reference to Exhibit 3.17 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.36	By-Laws of Coal Properties Corp. (incorporated by reference to Exhibit 3.18 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.37	Amended and Restated Venture Agreement of Colony Bay Coal Company (incorporated by reference into Exhibit 3.20 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.38	Certificate of Incorporation of Cook Mountain Coal Company (incorporated by reference to Exhibit 3.21 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.39	By-Laws of Cook Mountain Coal Company (incorporated by reference to Exhibit 3.22 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.40	Certificate of Incorporation of Cottonwood Land Company (incorporated by reference to Exhibit 3.23 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.41	By-Laws of Cottonwood Land Company (incorporated by reference to Exhibit 3.24 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.42	Certificate of Incorporation of Cyprus Creek Land Company (incorporated by reference to Exhibit 3.42 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.43	By-Laws of Cyprus Creek Land Company (incorporated by reference to Exhibit 3.43 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.44	Certificate of Formation of Cyprus Creek Land Resources, L.L.C. (incorporated by reference to Exhibit 3.44 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.45	Limited Liability Company Agreement of Cyprus Creek Land Resources, L.L.C. (incorporated by reference to Exhibit 3.45 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.46	Certificate of Incorporation of EACC Camps, Inc. (formerly known as Koppers Recreation Camps) (incorporated by reference to Exhibit 3.27 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.47	By-Laws of EACC Camps, Inc. (formerly known as Koppers Recreation Camps) (incorporated by reference to Exhibit 3.28 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.48	Amended and Restated Partnership Agreement of Eagle Coal Company between Black Beauty Resources, Inc. and Thoroughbred, L.L.C. (incorporated by reference to Exhibit 3.48 to the Registrant’s Form S-4 Registration Statement No. 333-106208).
4.49	Certificate of Incorporation of Eastern Associated Coal Corp. (incorporated by reference to Exhibit 3.49 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.50	By-Laws of Eastern Associated Coal Corp. (incorporated by reference to Exhibit 3.50 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.51	Certificate of Incorporation of Eastern Royalty Corp. (incorporated by reference to Exhibit 3.31 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.52	By-Laws of Eastern Royalty Corp. (incorporated by reference to Exhibit 3.32 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.53	Certificate of Organization of Empire Marine, LLC (incorporated by reference to Exhibit 3.53 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.54	Articles of Organization of Empire Marine, LLC (incorporated by reference to Exhibit 3.54 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.55	Amended and Restated Partnership Agreement of Falcon Coal Company between Black Beauty Resources, Inc. and Thoroughbred, L.L.C. (incorporated by reference to Exhibit 3.55 to the Registrant’s Form S-4 Registration Statement No. 333-106208)

Exhibit
No.	Description of Exhibit

4.56	Certificate of Incorporation of Gallo Finance Company (formerly known as Lee Ranch Coal Company) (incorporated by reference to Exhibit 3.56 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.57	By-Laws of Gallo Finance Company (formerly known as Lee Ranch Coal Company) (incorporated by reference to Exhibit 3.57 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.58	Articles of Organization of GIBCO Motor Express, LLC (incorporated by reference to Exhibit 3.58 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.59	Operating Agreement of GIBCO Motor Express, LLC (incorporated by reference to Exhibit 3.59 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.60	Certificate of Incorporation of Gold Fields Chile, S.A. (formerly known as Exploraciones y Minerales Sierra Morena S.A.) (incorporated by reference to Exhibit 3.33 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.61	By-Laws of Gold Fields Chile, S.A. (formerly known as Exploraciones y Minerales Sierra Morena S.A.) (incorporated by reference to Exhibit 3.34 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.62	Restated Certificate of Incorporation of Gold Fields Mining Corporation (incorporated by reference to Exhibit 3.35 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.63	By-Laws of Gold Fields Mining Corporation (incorporated by reference to Exhibit 3.36 to the Registrant’s Form S-4 Registration Statement No. 333-59073).
4.64	Certificate of Incorporation of Gold Fields Operating Co. — Ortiz (formerly known as East Tennessee Coal Company) (incorporated by reference to Exhibit 3.37 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.65	By-Laws of Gold Fields Operating Co. — Ortiz (formerly known as East Tennessee Coal Company) (incorporated by reference to Exhibit 3.38 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.66	Articles Certificate of Incorporation of Grand Eagle Mining, Inc. (incorporated by reference to Exhibit 3.39 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.67	By-Laws of Grand Eagle Mining, Inc. (incorporated by reference to Exhibit 3.40 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.68	Certificate of Incorporation of Hayden Gulch Terminal, Inc. (incorporated by reference to Exhibit 3.41 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.69	By-Laws of Hayden Gulch Terminal, Inc. (incorporated by reference to Exhibit 3.42 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.70	Certificate of Incorporation of Highland Mining Company (incorporated by reference to Exhibit 3.71 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.71	By-Laws of Highland Mining Company (incorporated by reference to Exhibit 3.72 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.72	Certificate of Incorporation of Highwall Mining Services Company (incorporated by reference to Exhibit 3.73 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.73	By-Laws of Highwall Mining Services Company (incorporated by reference to Exhibit 3.74 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.74	Certificate of Incorporation of Hillside Mining Company (formerly Blackrock First Capital Corporation) (incorporated by reference to Exhibit 3.9 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.75	By-Laws of Hillside Mining Company (formerly Blackrock First Capital Corporation) (incorporated by reference to Exhibit 3.10 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.76	Certificate of Incorporation of Independence Material Handling Company (incorporated by reference to Exhibit 3.43 to the Registrant’s Form S-4 Registration Statement No. 333-59073)

Exhibit
No.	Description of Exhibit

4.77	By-Laws of Independence Material Handling Company (incorporated by reference to Exhibit 3.44 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.78	Certificate of Incorporation of Interior Holdings Corp. (incorporated by reference to Exhibit 3.45 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.79	By-Laws of Interior Holdings Corp. (incorporated by reference to Exhibit 3.46 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.80	Certificate of Incorporation of James River Coal Terminal Company (formerly known as A.T. Two, Inc.) (incorporated by reference to Exhibit 3.47 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.81	Restated By-Laws of James River Coal Terminal Company (formerly known as A.T. Two, Inc.) (incorporated by reference to Exhibit 3.48 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.82	Certificate of Incorporation of Jarrell’s Branch Coal Company (incorporated by reference to Exhibit 3.83 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.83	By-Laws of Jarrell’s Branch Coal Company (incorporated by reference to Exhibit 3.84 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.84	Certificate of Incorporation of Juniper Coal Company (incorporated by reference to Exhibit 3.49 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.85	By-Laws of Juniper Coal Company (incorporated by reference to Exhibit 3.50 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.86	Certificate of Incorporation of Kayenta Mobile Home Park, Inc. (incorporated by reference to Exhibit 3.51 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.87	By-Laws of Kayenta Mobile Home Park, Inc. (incorporated by reference to Exhibit 3.52 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.88	Certificate of Incorporation of Logan Fork Coal Company (incorporated by reference to Exhibit 3.89 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.89	By-Laws of Logan Fork Coal Company (incorporated by reference to Exhibit 3.90 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.90	Certificate of Incorporation of Martinka Coal Company (incorporated by reference to Exhibit 3.53 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.91	By-Laws of Martinka Coal Company (incorporated by reference to Exhibit 3.54 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.92	Articles of Incorporation of Midco Supply and Equipment Corporation (incorporated by reference to Exhibit 3.55 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.93	By-Laws of Midco Supply and Equipment Corporation (incorporated by reference to Exhibit 3.56 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.94	Certificate of Incorporation of Mountain View Coal Company (formerly known as Nueast Mining Corp) (incorporated by reference to Exhibit 3.59 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.95	By-Laws of Mountain View Coal Company (formerly known as Nueast Mining Corp) (incorporated by reference to Exhibit 3.60 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.96	Certificate of Formation of Mustang Energy Company, L.L.C. (formerly known as PG Investments Seven, L.L.C.) (incorporated by reference to Exhibit 3.97 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.97	Limited Liability Company Agreement of Mustang Energy Company, L.L.C. (formerly known as PG Investments Seven, L.L.C.) (incorporated by reference to Exhibit 3.98 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.98	Articles of Incorporation of North Page Coal Corp. (incorporated by reference to Exhibit 3.61 to the Registrant’s Form S-4 Registration Statement No. 333-59073)

Exhibit
No.	Description of Exhibit

4.99	By-Laws of North Page Coal Corp. (incorporated by reference to Exhibit 3.62 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.100	Articles of Incorporation of Ohio County Coal Company (incorporated by reference to Exhibit 3.63 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.101	By-Laws of Ohio County Coal Company (incorporated by reference to Exhibit 3.64 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.102	Certificate of Limited Partnership of Patriot Coal Company, L.P. (incorporated by reference to Exhibit 3.65 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.103	Agreement of Limited Partnership of Patriot Coal Company, L.P. (incorporated by reference to Exhibit 3.66 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.104	Certificate of Incorporation of Peabody America, Inc. (incorporated by reference to Exhibit 3.67 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.105	By-Laws of Peabody America, Inc. (incorporated by reference to Exhibit 3.68 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.106	Certificate of Formation of Peabody Archveyor, L.L.C. (formerly known as PG Investments Ten, L.L.C.) (incorporated by reference to Exhibit 3.107 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.107	Limited Liability Company Agreement of Peabody Archveyor, L.L.C. (formerly known as PG Investments Ten L.L.C.) (incorporated by reference to Exhibit 3.108 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.108	Certificate of Incorporation of Peabody COALSALES Company (incorporated by reference to Exhibit 3.37 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.109	By-Laws of Peabody COALSALES Company (incorporated by reference to Exhibit 3.38 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.110	Certificate of Incorporation of Peabody COALTRADE, Inc. (formerly known as COALTRADE, Inc.) (incorporated by reference to Exhibit 3.73 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.111	By-Laws of Peabody COALTRADE, Inc. (formerly known as COALTRADE, Inc.) (incorporated by reference to Exhibit 3.74 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.112	Certificate of Incorporation of Peabody Coal Company. (incorporated by reference to Exhibit 3.69 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.113	Restated By-Laws of Peabody Coal Company (incorporated by reference to Exhibit 3.70 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.114	Certificate of Incorporation of Peabody Development Company (formerly known as Premier Coal Sales Company) (incorporated by reference to Exhibit 3.75 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.115	Restated By-Laws of Peabody Development Company (formerly known as Premier Coal Sales Company) (incorporated by reference to Exhibit 3.76 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.116	Certificate of Formation of Peabody Development Land Holdings, LLC (incorporated by reference to Exhibit 3.117 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.117	Limited Liability Company Agreement of Peabody Development Land Holdings, LLC (incorporated by reference to Exhibit 3.118 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.118	Certificate of Incorporation of Peabody Energy Generation Holding Company (incorporated by reference to Exhibit 3.119 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.119	By-Laws of Peabody Energy Generation Holding Company (incorporated by reference to Exhibit 3.120 to the Registrant’s Form S-4 Registration Statement No. 333-106208)

Exhibit
No.	Description of Exhibit

4.120	Certificate of Incorporation of Peabody Energy Investments, Inc. (formerly known as Thoroughbred Mining Company) (incorporated by reference to Exhibit 3.121 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.121	By-Laws of Peabody Energy Investments, Inc. (formerly known as Thoroughbred Mining Company) (incorporated by reference to Exhibit 3.122 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.122	Certificate of Incorporation of Peabody Energy Solutions, Inc. (formerly known as Peabody Powertrade, Inc.) (incorporated by reference to Exhibit 3.77 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.123	By-Laws of Peabody Energy Solutions, Inc. (formerly known as Peabody Powertrade, Inc.) (incorporated by reference to Exhibit 3.78 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.124	Restated Certificate of Incorporation of Peabody Holding Company, Inc. (incorporated by reference to Exhibit 3.79 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.125	Restated By-Laws of Peabody Holding Company, Inc. (incorporated by reference to Exhibit 3.80 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.126	Certificate of Formation of Peabody Natural Gas, LLC (incorporated by reference to Exhibit 3.127 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.127	Limited Liability Company Agreement of Peabody Natural Gas, LLC (incorporated by reference to Exhibit 3.128 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.128	Statement of Partnership Existence of Peabody Natural Resources Company (formerly known as Hanson Natural Resources Company) (incorporated by reference to Exhibit 3.129 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.129	By-Laws of Peabody Natural Resources Company (formerly known as Hanson Natural Resources Company) (incorporated by reference to Exhibit 3.130 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.130	Certificate of Formation of Peabody Recreational Lands, L.L.C. (formerly known as Williams Fork Mountain Ranch, L.L.C.) (incorporated by reference to Exhibit 3.131 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.131	Limited Liability Company Agreement of Peabody Recreational Lands, L.L.C. (formerly known as Williams Fork Mountain Ranch, L.L.C.) (incorporated by reference to Exhibit 3.132 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.132	Certificate of Incorporation of Peabody Southwestern Coal Company (incorporated by reference to Exhibit 3.133 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.133	By-Laws of Peabody Southwestern Coal Company (incorporated by reference to Exhibit 3.134 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.134	Certificate of Incorporation of Peabody Terminals, Inc. (formerly known as Armco Terminal Company) (incorporated by reference to Exhibit 3.83 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.135	By-Laws of Peabody Terminals, Inc. (formerly known as Armco Terminal Company) (incorporated by reference to Exhibit 3.84 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.136	Certificate of Incorporation of Peabody Venezuela Coal Corp. (incorporated by reference to Exhibit 3.85 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.137	By-Laws of Peabody Venezuela Coal Corp. (incorporated by reference to Exhibit 3.86 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.138	Certificate of Formation of Peabody-Waterside Development, L.L.C. (incorporated by reference to Exhibit 3.139 to the Registrant’s Form S-4 Registration Statement No. 333-106208)

Exhibit
No.	Description of Exhibit

4.139	Limited Liability Company Agreement of Peabody-Waterside Development, L.L.C. (incorporated by reference to Exhibit 3.140 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.140	Certificate of Incorporation of Peabody Western Coal Company (incorporated by reference to Exhibit 3.87 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.141	By-Laws of Peabody Western Coal Company (incorporated by reference to Exhibit 3.88 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.142	Certificate of Incorporation of Pine Ridge Coal Company (incorporated by reference to Exhibit 3.89 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.143	By-Laws of Pine Ridge Coal Company (incorporated by reference to Exhibit 3.90 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.144	Certificate of Formation of Pond Creek Land Resources, LLC (incorporated by reference to Exhibit 3.145 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.145	Limited Liability Company Agreement of Pond Creek Land Resources, LLC (incorporated by reference to Exhibit 3.146 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.146	Certificate of Incorporation of Pond River Land Company (incorporated by reference to Exhibit 3.147 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.147	By-Laws of Pond River Land Company (incorporated by reference to Exhibit 3.148 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.148	Certificate of Formation of Porcupine Production, LLC (incorporated by reference to Exhibit 3.149 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.149	Limited Liability Company Agreement of Porcupine Production, LLC (incorporated by reference to Exhibit 3.150 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.150	Certificate of Formation of Porcupine Transportation, LLC (incorporated by reference to Exhibit 3.151 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.151	Limited Liability Company Agreement of Porcupine Transportation, LLC (incorporated by reference to Exhibit 3.152 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.152	Certificate of Incorporation of Powder River Coal Company (incorporated by reference to Exhibit 3.153 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.153	By-Laws of Powder River Coal Company (incorporated by reference to Exhibit 3.91 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.154	Certificate of Formation of Prairie State Generating Company, LLC (incorporated by reference to Exhibit 3.92 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.155	Limited Liability Company Agreement of Prairie State Generating Company, LLC (incorporated by reference to Exhibit 3.156 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.156	Certificate of Incorporation of Rio Escondido Coal Corp. (incorporated by reference to Exhibit 3.93 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.157	By-Laws of Rio Escondido Coal Corp. (incorporated by reference to Exhibit 3.94 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.158	Certificate of Incorporation of Rivers Edge Mining, Inc. (formerly known as Peabody Enterprises, Inc. II) (incorporated by reference to Exhibit 3.159 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.159	By-Laws of Rivers Edge Mining, Inc. (formerly known as Peabody Enterprises, Inc. II) (incorporated by reference to Exhibit 3.160 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.160	Certificate of Incorporation of Riverview Terminal Company (formerly known as Darius Gold Mine Inc.)(incorporated by reference to Exhibit 3.25 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.161	By-Laws of Riverview Terminal Company (formerly known as Darius Gold Mine Inc.)(incorporated by reference to Exhibit 3.26 to the Registrant’s Form S-4 Registration Statement No. 333-59073)

Exhibit
No.	Description of Exhibit

4.162	Certificate of Incorporation of Seneca Coal Company (incorporated by reference to Exhibit 3.95 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.163	By-Laws of Seneca Coal Company (incorporated by reference to Exhibit 3.96 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.164	Certificate of Incorporation of Sentry Mining Company (incorporated by reference to Exhibit 3.97 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.165	By-Laws of Sentry Mining Company (incorporated by reference to Exhibit 3.98 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.166	Certificate of Incorporation of Snowberry Land Company (incorporated by reference to Exhibit 3.99 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.167	By-Laws of Snowberry Land Company (incorporated by reference to Exhibit 3.100 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.168	Certificate of Formation of Star Lake Energy Company, L.L.C. (formerly known as PG Investments Eight, L.L.C.) (incorporated by reference to Exhibit 3.169 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.169	Limited Liability Company Agreement of Star Lake Energy Company, L.L.C. (Formerly known as PG Investments Eight, L.L.C.) (incorporated by reference to Exhibit 3.170 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.170	Certificate of Incorporation of Sterling Smokeless Coal Company (Formerly known as Low Volatile Coals, Inc.) (incorporated by reference to Exhibit 3.101 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.171	By-Laws of Sterling Smokeless Coal Company (Formerly known as Low Volatile Coals, Inc.) (incorporated by reference to Exhibit 3.102 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.172	Partnership Agreement of Sugar Camp Properties between Franks Energy, LLC. and Black Beauty Equipment Company (incorporated by reference to Exhibit 3.173 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.173	Certificate of Formation of Thoroughbred, L.L.C. (incorporated by reference to Exhibit 3.103 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.174	Operating Agreement of Thoroughbred, L.L.C. (incorporated by reference to Exhibit 3.104 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.175	Certificate of Formation of Thoroughbred Generating Company, L.L.C. (Formerly known as PG Investments Nine, LLC) (incorporated by reference to Exhibit 3.176 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.176	Limited Liability Company Agreement of Thoroughbred Generating Company, L.L.C. (Formerly known as PG Investments Nine, LLC) (incorporated by reference to Exhibit 3.177 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.177	Certificate of Formation of Thoroughbred Mining Company, L.L.C. (incorporated by reference to Exhibit 3.178 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.178	Limited Liability Company Agreement of Thoroughbred Mining Company, L.L.C. (incorporated by reference to Exhibit 3.179 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.179	Certificate of Incorporation of Yankeetown Dock Corporation (incorporated by reference to Exhibit 3.180 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.180	By-Laws of Yankeetown Dock Corporation (incorporated by reference to Exhibit 3.181 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.181	* Certificate of Incorporation of Indian Hill Company
4.182	* By-Laws of Indian Hill Company
4.183	* Certificate of Formation of Kanawha River Ventures I, LLC

Exhibit
No.	Description of Exhibit

4.184	* Limited Liability Company Agreement of Kanawha River Ventures I, LLC
4.185	* Certificate of Incorporation of Midwest Coal Acquisition Corp.
4.186	* By-Laws of Midwest Coal Acquisition Corp.
4.187	* Certificate of Formation of Peabody PowerTree Investments, LLC
4.188	* Limited Liability Company Agreement of Peabody PowerTree Investments, LLC
4.189	* Certificate of Formation of PEC Equipment Company, LLC
4.190	* Limited Liability Company Agreement of PEC Equipment Company, LLC
4.191	* Certificate of Formation of Point Pleasant Dock Company, LLC
4.192	* Limited Liability Company Agreement of Point Pleasant Dock Company, LLC
4.193	* Certificate of Formation of Williamsville Coal Company, LLC
4.194	* Limited Liability Company Agreement of Williamsville Coal Company, LLC
4.195	Senior Note Indenture dated as of March 21, 2003 among Peabody Energy Corporation, the Subsidiary Guarantors (as defined therein) and US Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2003, filed on May 13, 2003)
4.196	Exchange and Registration Rights Agreement dated as of March 21, 2003 among Peabody Energy Corporation, the Subsidiary Guarantors (as defined therein) from time to time party thereto and Lehman Brothers Inc. on behalf of the Initial Purchasers. (incorporated by reference to Exhibit 4.2 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2003, filed on May 13, 2003)
4.197	First Supplemental Senior Note Indenture dated as of May 7, 2003 among Peabody Energy Corporation, the Guaranteeing Subsidiaries (as defined therein) and US Bank National Association, as trustee. (incorporated by reference to Exhibit 4.3 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.198	* Second Supplemental Senior Note Indenture dated as of September 30, 2003 among Peabody Energy Corporation, the Guaranteeing Subsidiaries (as defined therein) and US Bank National Association, as trustee
4.199	* Form of Senior Indenture
4.200	* Form of Subordinated Indenture
4.201	Specimen of stock certificate representing the registrant’s common stock, $0.01 par value (Incorporated by reference to Exhibit 4.13 of the Registrant’s Form S-1 Registration Statement No. 333-55412)
4.202	** Form of Senior Security
4.203	** Form of Subordinated Security
4.204	** Form of Warrant Agreement
4.205	** Form of preferred stock share certificate
5*	Opinion of Simpson Thacher & Bartlett LLP
12*	Statement of computation of ratios
23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5)
23.2*	Consent of Ernst & Young LLP, Independent Auditors
24	Power of Attorney (included on signature pages)
25**	Statement of Eligibility of Trustee

*	Filed herewith

**	To be filed with a subsequent 8-K

Item 17.	Undertakings.

      The undersigned registrant hereby undertakes:

      (a)(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

      (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the “Act”);

      (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission (the “Commission”) pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

      (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

      (2) That, for the purpose of determining any liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

      (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      (b) Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      (c) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Act, each filing of the registrant’s annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (d) The undersigned registrant hereby undertakes that:

      (1) For purposes of determining any liability under the Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by registrants pursuant to Rule 424(b)(1) or (4) or 497(h) under the Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

      (2) For the purpose of determining any liability under the Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (e) The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Trust Indenture Act.

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri as of October 22, 2003.

PEABODY ENERGY CORPORATION

BY:	/s/ IRL F. ENGELHARDT

Irl F. Engelhardt
Chief Executive Officer

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed as of the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ IRL F. ENGELHARDT Irl F. Engelhardt	Chairman, Chief Executive Officer and Director (Principal Executive Officer)

/s/ RICHARD A. NAVARRE Richard A. Navarre	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

/s/ HENRY E. LENTZ Henry E. Lentz	Director

/s/ BERNARD J. DUROC-DANNER Bernard J. Duroc-Danner	Director

/s/ WILLIAM E. JAMES William E. James	Director

/s/ ROBERT B. KARN III Robert B. Karn	Director

Signature	Title

/s/ WILLIAM C. RUSNACK William C. Rusnack	Director

/s/ JAMES R. SCHLESINGER James R. Schlesinger	Director

/s/ BLANCHE M. TOUHILL Blanche M. Touhill	Director

/s/ SANDRA VAN TREASE Sandra Van Trease	Director

/s/ ALAN H. WASHKOWITZ Alan H. Washkowitz	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

AFFINITY MINING COMPANY
CHARLES COAL COMPANY
EACC CAMPS, INC.
HILLSIDE MINING COMPANY
MARTINKA COAL COMPANY

By:	/s/ J. NEMEC

J. Nemec
President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ J. NEMEC J. Nemec	President and Director

/s/ T.L. BETHEL T.L. Bethel	Vice President and Treasurer

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

ARCLAR COMPANY, LLC

By: BLACK BEAUTY COAL COMPANY as Member

By:	/s/ STEVEN F. SCHAAB

Steven F. Schaab
Vice President and Treasurer

By: PEABODY HOLDING COMPANY, INC. as Member

By:	/s/ STEVEN F. SCHAAB

Steven F. Schaab
Vice President and Treasurer

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ AARON D. JACKSON Aaron D. Jackson	President

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

ARID OPERATIONS INC.
COTTONWOOD LAND COMPANY
GOLD FIELDS CHILE, S.A.
INDEPENDENCE MATERIAL HANDLING COMPANY
PEABODY AMERICA, INC.
PEABODY VENEZUELA COAL CORP.

By:	/s/ R.B. WALCOTT, JR.

R.B. Walcott, Jr.
President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ R.B. WALCOTT, JR. R.B. Walcott, Jr.	President and Director

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

/s/ R.A. NAVARRE R.A. Navarre	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

BEAVER DAM COAL COMPANY

By:	/s/ J.C. SEVEM

J.C. Sevem
President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ J.C. SEVEM J.C. Sevem	President and Director

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

/s/ L.B. STOTTLEMYRE L.B. Stottlemyre	Director

/s/ F.D. PALMER F.D. Palmer	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

BIG RIDGE, INC.

By:	/s/ AARON D. JACKSON

Aaron D. Jackson
President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ AARON D. JACKSON Aaron D. Jackson	President

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

/s/ R.A. NAVARRE R.A. Navarre	Director

/s/ F.D. PALMER F. D. Palmer	Director

/s/ L.B. STOTTLEMYRE L.B. Stottlemyre	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

BIG SKY COAL COMPANY

By:	/s/ I.S. CRAIG

I.S. Craig
President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ I.S. CRAIG I.S. Craig	President and Director

/s/ L.B. STOTTLEMYRE L.B. Stottlemyre	Treasurer

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

BLACK BEAUTY COAL COMPANY

By: BLACK BEAUTY RESOURCES, INC.

By:	/s/ STEVEN F. SCHAAB

Steven F. Schaab
Vice President and Treasurer

By: THOROUGHBRED, LLC

By:	/s/ STEVEN F. SCHAAB

Steven F. Schaab
Vice President and Treasurer

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ DANIEL S. HERMANN Daniel S. Hermann	President

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

BLACK BEAUTY EQUIPMENT COMPANY
EAGLE COAL COMPANY
FALCON COAL COMPANY

By: BLACK BEAUTY RESOURCES, INC.

By:	/s/ STEVEN F. SCHAAB

Steven F. Schaab
Vice President and Treasurer

By: THOROUGHBRED, LLC

By:	/s/ STEVEN F. SCHAAB

Steven F. Schaab
Vice President and Treasurer

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ DANIEL S. HERMANN Daniel S. Hermann	President

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

BLACK BEAUTY HOLDING COMPANY, LLC
MUSTANG ENERGY COMPANY, L.L.C.
STAR LAKE ENERGY COMPANY, L.L.C.

By:	PEABODY ENERGY CORPORATION

as Sole Member

By:	/s/ STEVEN F. SCHAAB

Steven F. Schaab
Vice President and Treasurer

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ R.B. WALCOTT, JR. R.B. Walcott, Jr.	President

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

BLACK BEAUTY MINING, INC.
BLACK BEAUTY UNDERGROUND, INC.

By:	/s/ DANIEL S. HERMANN

DANIEL S. HERMANN
President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ DANIEL S. HERMANN Daniel S. Hermann	President

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

/s/ R.A. NAVARRE R.A. Navarre	Director

/s/ R.B. WALCOTT, JR. R.B. Walcott, Jr.	Director

/s/ L.B. STOTTLEMYRE L.B. Stottlemyre	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

BLACK BEAUTY RESOURCES, INC.

BY:	/s/ DANIEL S. HERMANN

DANIEL S. HERMANN
President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ DANIEL S. HERMANN Daniel S. Hermann	President

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

/s/ R.A. NAVARRE R.A. Navarre	Director

/s/ L.B. STOTTLEMYRE L.B. Stottlemyre	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

BLACK WALNUT COAL COMPANY

By:	/s/ G.W. HALSTEAD

G.W. Halstead
President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ G.W. HALSTEAD G.W. Halstead	President

/s/ L.B. STOTTLEMYRE L.B. Stottlemyre	Vice President and Treasurer

/s/ R.A. NAVARRE R.A. Navarre	Director

/s/ R.B. WALCOTT, JR. R.B. Walcott, Jr.	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

BLUEGRASS COAL COMPANY
GRAND EAGLE MINING, INC.
OHIO COUNTY COAL COMPANY
SENTRY MINING COMPANY

By:	/s/ KENNETH E. ALLEN

Kenneth E. Allen
President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ KENNETH E. ALLEN Kenneth E. Allen	President and Director

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

/s/ R.A. NAVARRE R.A. Navarre	Director

/s/ KEMAL WILLIAMSON Kemal Williamson	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

CABALLO COAL COMPANY
POWDER RIVER COAL COMPANY

By:	/s/ I.S. CRAIG

I. S. Craig
President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ I.S. CRAIG I. S. Craig	President and Director

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

/s/ R.A. NAVARRE R.A. Navarre	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

CLEATON COAL COMPANY

By:	/s/ KEMAL WILLIAMSON

Kemal Williamson
President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ KEMAL WILLIAMSON Kemal Williamson	President and Director

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

/s/ R.A. NAVARRE R.A. Navarre	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

COAL PROPERTIES CORP.
RIVERS EDGE MINING, INC.

By:	/s/ J. NEMEC

J. Nemec
President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ J. NEMEC J. Nemec	President and Director

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

/s/ R.A. NAVARRE R.A. Navarre	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

COLONY BAY COAL COMPANY

By: CHARLES COAL COMPANY

By:	/s/ T.L. BETHEL

T.L. Bethel
Vice President and Treasurer

By: EASTERN ASSOCIATED COAL CORP.

By:	/s/ L.B. STOTTLEMYRE

L.B. Stottlemyre
Vice President and Treasurer

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President

/s/ WALTER L. HAWKINS Walter L. Hawkins	Vice President and Assistant Treasurer

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

COOK MOUNTAIN COAL COMPANY

By:	/s/ J. NEMEC

J. Nemec
President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ J. NEMEC J. Nemec	President and Director

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

CYPRUS CREEK LAND COMPANY

By:	/s/ R.B. WALCOTT, JR.

R.B. Walcott, Jr.
President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ R.B. WALCOTT, JR. R.B. Walcott, Jr.	President and Director

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

/s/ R.A. NAVARRE R.A. Navarre	Director

/s/ J.C. SEVEM J.C. Sevem	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

CYPRUS CREEK LAND RESOURCES, LLC
PORCUPINE PRODUCTION, LLC
PORCUPINE TRANSPORTATION, LLC

By:	PEABODY DEVELOPMENT COMPANY

as Sole Member

By:	/s/ STEVEN F. SCHAAB

Steven F. Schaab
Vice President and Treasurer

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ R.B. WALCOTT, JR. R.B. Walcott, Jr.	President

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

EASTERN ASSOCIATED COAL CORP. PINE RIDGE COAL COMPANY

By:	/s/ J. NEMEC

J. Nemec
President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ J. NEMEC J. Nemec	President and Director

/s/ L.B. STOTTLEMYRE L.B. Stottlemyre	Vice President and Treasurer

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

EASTERN ROYALTY CORP.

By:	/s/ J. NEMEC

J. Nemec
President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ J. NEMEC J. Nemec	President and Director

/s/ STEVEN F. SCHAAB Steven F. Schaab	Treasurer

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

EMPIRE MARINE, LLC

BY:	ARCLAR COMPANY, LLC

as Sole Member

By:	/s/ STEVEN F. SCHAAB

Steven F. Schaab
Vice President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ DANIEL S. HERMANN Daniel S. Hermann	President

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

GALLO FINANCE COMPANY

By:	/s/ JOHN L. WASIK

John L. Wasik
President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ JOHN L. WASIK John L. Wasik	President and Director

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

/s/ R.B. WALCOTT, JR. R.B. Walcott, Jr.	Director

/s/ G.J. HOLWAY G.J. Holway	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

GOLD FIELDS MINING CORPORATION

By:	/s/ R.B. WALCOTT, JR.

R.B. Walcott, Jr.
President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/ or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ R.B. WALCOTT, JR. R.B. Walcott, Jr.	President and Director

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

/s/ C.C. KENNEDY C.C. Kennedy	Director

/s/ R.A. NAVARRE R.A. Navarre	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

GOLD FIELDS OPERATING CO. — ORTIZ

By:	/s/ R.B. WALCOTT, JR.

R.B. Walcott, Jr.
President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/ or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ R.B. WALCOTT, JR. R.B. Walcott, Jr.	President and Director

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

/s/ R.A. NAVARRE R.A. Navarre	Director

/s/ C.C. KENNEDY C.C. Kennedy	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

GIBCO MOTOR EXPRESS, LLC

BY:	BLACK BEAUTY COAL COMPANY

as Sole Member

By:	/s/ STEVEN F. SCHAAB

Steven F. Schaab
Vice President and Treasurer

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/ or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ LARRY F. MEEKS Larry F. Meeks	President

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

HAYDEN GULCH TERMINAL, INC.

By:	/s/ JOHN L. WASIK

John L. Wasik
President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/ or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ JOHN L. WASIK John L. Wasik	President and Director

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

/s/ R.A. NAVARRE R.A. Navarre	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

HIGHLAND MINING COMPANY
PEABODY COAL COMPANY

By:	/s/ KEMAL WILLIAMSON

Kemal Williamson
President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ KEMAL WILLIAMSON Kemal Williamson	President and Director

/s/ L.B. STOTTLEMYRE L.B. Stottlemyre	Vice President and Treasurer

/s/ F.D. PALMER F.D. Palmer	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

HIGHWALL MINING SERVICES COMPANY
RIO ESCONDIDO COAL CORP.

BY:	/s/ JOHN L. WASIK

JOHN L. WASIK
President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ JOHN L. WASIK John L. Wasik	President and Director

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

/s/ R.A. NAVARRE R.A. Navarre	Director

/s/ G.W. HALSTEAD G.W. Halstead	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

INDIAN HILL COMPANY

By:	PEABODY ENERGY CORPORATION

as Sole Member

By:	/s/ STEVEN F. SCHAAB

Steven F. Schaab
Vice President and Treasurer

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ CHARLES A. EBETINO, JR. Charles B. Ebetino, Jr.	President and Director

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

INTERIOR HOLDINGS CORP.

BY:	/s/ I. ENGELHARDT

I. ENGELHARDT
President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ I. ENGELHARDT I. Engelhardt	President and Director

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

/s/ R.A. NAVARRE R.A. Navarre	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

JAMES RIVER COAL TERMINAL COMPANY
PEABODY COALSALES COMPANY
PEABODY ENERGY SOLUTIONS, INC.
PEABODY TERMINALS, INC.

BY:	/s/ R.M. WHITING

R.M. WHITING
President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ R.M. WHITING R.M. Whiting	President and Director

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

/s/ R.B. WALCOTT, JR. R.B. Walcott, Jr.	Director

/s/ R.A. NAVARRE R.A. Navarre	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

JARRELL’S BRANCH COAL COMPANY
LOGAN FORK COAL COMPANY

By:	/s/ J. NEMEC

J. Nemec
President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ J. NEMEC J. Nemec	President and Director

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

/s/ F.D. PALMER F.D. Palmer	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

JUNIPER COAL COMPANY

By:	/s/ R.B. WALCOTT, JR.

R.B. Walcott, Jr.
President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ R.B. WALCOTT, JR. R.B. Walcott, Jr.	President

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

/s/ R.A. NAVARRE R.A. Navarre	Director

/s/ RICHARD ROBISON Richard Robison	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

KANAWHA RIVER VENTURES I, LLC

By:	SNOWBERRY LAND COMPANY

as Member

By:	/s/ STEVEN F. SCHAAB

Steven F. Schaab
Vice President and Treasurer

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ J. NEMEC J. Nemec	President

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

KAYENTA MOBILE HOME PARK, INC.

By:	/s/ JOHN L. WASIK

John L. Wasik
President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ JOHN L. WASIK John L. Wasik	President and Director

/s/ T.L. BETHEL T.L. Bethel	Treasurer

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

MIDCO SUPPLY AND EQUIPMENT CORPORATION

By:	/s/ G.J. HOLWAY

G.J. Holway
President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ G.J. HOLWAY G.J. Holway	President

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

/s/ R.A. NAVARRE R.A. Navarre	Director

/s/ R.B. WALCOTT, JR. R.B. Walcott, Jr.	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

MIDWEST COAL ACQUISITION CORP.

By:	/s/ STEVEN F. SCHAAB

Steven F. Schaab
Vice President and Treasurer

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ R.B. WALCOTT, JR. R.B. Walcott, Jr.	President and Director

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

/s/ R.A. NAVARRE R.A. Navarre	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

MOUNTAIN VIEW COAL COMPANY
NORTH PAGE COAL CORP.

By:	/s/ J. NEMEC

J. Nemec
President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ J. NEMEC J. Nemec	President and Director

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

PATRIOT COAL COMPANY, L.P.

BY: SENTRY MINING COMPANY

By:	/s/ STEVEN F. SCHAAB

Steven F. Schaab
Vice President and Treasurer

By: BLUEGRASS COAL COMPANY

By:	/s/ STEVEN F. SCHAAB

Steven F. Schaab
Vice President and Treasurer

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ KEMAL WILLIAMSON Kemal Williamson	Executive Manager

/s/ WALTER L. HAWKINS Walter L. Hawkins	Vice President and Assistant Treasurer

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

PEABODY ARCHVEYOR, L.L.C.

By:	GOLD FIELD MINING CORPORATION

as Sole Member

By:	/s/ STEVEN F. SCHAAB

Steven F. Schaab
Vice President and Treasurer

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ R.B. WALCOTT, JR. R.B. Walcott, Jr.	President

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

PEABODY COALTRADE, INC.

By:	/s/ STEPHEN L. MILLER

Stephen L. Miller
President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ STEPHEN L. MILLER Stephen L. Miller	President and Director

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

/s/ R.B. WALCOTT, JR. R.B. Walcott, Jr.	Director

/s/ /S/ R.M. WHITING R.M. Whiting	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

PEABODY DEVELOPMENT COMPANY
POND RIVER LAND COMPANY

By:	/s/ R.B. WALCOTT, JR.

R.B. Walcott, Jr.
President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ R.B. WALCOTT, JR. R.B. Walcott, Jr.	President and Director

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

/s/ R.A. NAVARRE R.A. Navarre	Director

/s/ J.C. SEVEM J.C. Sevem	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

PEABODY DEVELOPMENT LAND HOLDINGS, LLC

By:	PEABODY DEVELOPMENT COMPANY

as Member

By:	/s/ STEVEN F. SCHAAB

Steven F. Schaab
Vice President and Treasurer

By: PEABODY HOLDING COMPANY, INC.
as Member

By:	/s/ STEVEN F. SCHAAB

Steven F. Schaab
Vice President and Treasurer

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ R.B. WALCOTT, JR. R.B. Walcott, Jr.	President

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

PEABODY ENERGY GENERATION HOLDING
COMPANY

By:	/s/ R.B. WALCOTT, JR.

R.B. Walcott, Jr.
President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ R.B. WALCOTT, JR. R.B. Walcott, Jr.	President and Director

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

/s/ R.A. NAVARRE R.A. Navarre	Director

/s/ J.A. WILLIAMS J.A. Williams	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

PEABODY ENERGY INVESTMENTS, INC.

By:	/s/ D.K. TICKNER

D.K. Tickner
President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ D.K. TICKNER D.K. Tickner	President

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

/s/ R.B. WALCOTT, JR. R.B. Walcott, Jr.	Director

/s/ R.A. NAVARRE R.A. Navarre	Director

/s/ J.C. SEVEM J.C. Sevem	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

PEABODY HOLDING COMPANY, INC.

By:	/s/ I. ENGELHARDT

I. Engelhardt
Chairman and Chief Executive Officer

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ I. ENGELHARDT I. Engelhardt	Chairman, Chief Executive Officer and Director

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

/s/ R.B. WALCOTT, JR. R.B. Walcott, Jr.	Director

/s/ R.M. WHITING R.M. Whiting	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

PEABODY NATURAL GAS, LLC

By:	PEABODY HOLDING COMPANY, INC.

as Sole Member

By:	/s/ STEVEN F. SCHAAB

Steven F. Schaab
Vice President and Treasurer

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ R.B. WALCOTT, JR. R.B. Walcott, Jr.	President

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

PEABODY NATURAL RESOURCES COMPANY

BY:	/s/ R.B. WALCOTT, JR.

R.B. WALCOTT, JR.
President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ R.B. WALCOTT, JR. R.B. Walcott, Jr.	President and Director

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

/s/ R.A. NAVARRE R.A. Navarre	Director

/s/ JOHN L. WASIK John L. Wasik	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

PEABODY POWERTREE INVESTMENTS, LLC

By:	PEABODY ENERGY CORPORATION

as Sole Member

By:	/s/ STEVEN F. SCHAAB

Steven F. Schaab
Vice President and Treasurer

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ F.D. PALMER F.D. Palmer	President

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

PEABODY RECREATIONAL LANDS, L.L.C.

BY: PEABODY DEVELOPMENT COMPANY
as Sole Member

By:	/s/ STEVEN F. SCHAAB

Steven F. Schaab
Vice President and Treasurer

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ KENNETH E. ALLEN Kenneth E. Allen	President

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President

/s/ WALTER L. HAWKINS Walter L. Hawkins	Vice President and Assistant Treasurer

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

PEABODY SOUTHWESTERN COAL COMPANY

BY:	/s/ BRADLEY BROWN

G. BRADLEY BROWN
Vice President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ G. BRADLEY BROWN G. Bradley Brown	Vice President and Director

/s/ JOHN L. WASIK John L. Wasik	Director

/s/ S.W. DYLLA S.W. Dylla	Treasurer

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

PEABODY WATERSIDE DEVELOPMENT, L.L.C.

By: PEABODY DEVELOPMENT COMPANY
as Sole Member

By:	/s/ STEVEN F. SCHAAB

Steven F. Schaab
Vice President and Treasurer

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ T.L. BETHEL T. L. Bethel	President

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

PEABODY WESTERN COAL COMPANY
SENECA COAL COMPANY

By:	/s/ JOHN L. WASIK

John L. Wasik
President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ JOHN L. WASIK John L. Wasik	President and Director

/s/ L.B. STOTTLEMYRE L.B. Stottlemyre	Treasurer

/s/ R.M. WHITING R.M. Whiting	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

PEC EQUIPMENT COMPANY, LLC

By: PEABODY ENERGY CORPORATION
as Sole Member

By:	/s/ STEVEN F. SCHAAB

Steven F. Schaab
Vice President and Treasurer

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ R.A. NAVARRE R.A. Navarre	President

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

POINT PLEASANT DOCK COMPANY, LLC

By: PEABODY ENERGY CORPORATION
as Sole Member

By:	/s/ STEVEN F. SCHAAB

Steven F. Schaab
Vice President and Treasurer

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ R.B. WALCOTT, JR. R.B. Walcott, Jr.	President

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

POND CREEK LAND RESOURCES, LLC

By: PEABODY COAL COMPANY
as Sole Member

By:	/s/ STEVEN F. SCHAAB

Steven F. Schaab
Vice President and Treasurer

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ KEMAL WILLIAMSON Kemal Williamson	President

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

PRAIRIE STATE GENERATING COMPANY, LLC
THOROUGHBRED GENERATING COMPANY, LLC
THOROUGHBRED MINING COMPANY, L.L.C.

By: PEABODY ENERGY CORPORATION
as Sole Member

By:	/s/ STEVEN F. SCHAAB

Steven F. Schaab
Vice President and Treasurer

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ D.K. TICKNER D.K. Tickner	President

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

RIVERVIEW TERMINAL COMPANY

By:	/s/ STEPHEN L. MILLER

Stephen L. Miller
President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ STEPHEN L. MILLER Stephen L. Miller	President and Director

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

/s/ R.B. WALCOTT, JR R.B. Walcott, Jr.	Director

/s/ R.A. NAVARRE R.A. Navarre	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

SNOWBERRY LAND COMPANY

By:	/s/ J. NEMEC

J. Nemec
President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ J. NEMEC J. Nemec	President and Director

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

/s/ R.M. WHITING R.M. Whiting	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

STERLING SMOKELESS COAL COMPANY

BY:	/s/ J. NEMEC

J. NEMEC
President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ J. NEMEC J. Nemec	President and Director

/s/ STEVEN F. SCHAAB Steven F. Schaab	Treasurer

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

SUGAR CAMP PROPERTIES

BY: BLACK BEAUTY EQUIPMENT COMPANY

By:	/s/ STEVEN F. SCHAAB

Steven F. Schaab
Vice President and Treasurer

BY: PEABODY HOLDING COMPANY, INC.

By:	/s/ STEVEN F. SCHAAB

Steven F. Schaab
Vice President and Treasurer

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ JOHN C. HILL John C. Hill	President

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

THOROUGHBRED, LLC

BY:	PEABODY HOLDING COMPANY, INC.

as Member

By:	/s/ STEVEN F. SCHAAB

Steven F. Schaab
Vice President and Treasurer

By:	PEABODY DEVELOPMENT COMPANY

as Member

By:	/s/ STEVEN F. SCHAAB

Steven F. Schaab
Vice President and Treasurer

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ R.M. WHITING R.M. Whiting	President
/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

WILLIAMSVILLE COAL COMPANY, LLC

BY:	MIDWEST COAL ACQUISITION CORP.

as Sole Member

By:	/s/ STEVEN F. SCHAAB

Steven F. Schaab
Vice President and Treasurer

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ R.B. WALCOTT, JR. R.B. Walcott, Jr.	President

/s/ STEVEN F. SCHAAB Steven F. Schaab	Vice President and Treasurer

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on October 22, 2003.

YANKEETOWN DOCK CORPORATION

By:	/s/ KEMAL WILLIAMSON

Kemal Williamson
President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 22nd day of October 2003 by the following persons in the capacities indicated:

Signature	Title

/s/ KEMAL WILLIAMSON Kemal Williamson	President and Director

/s/ T.L. BETHEL T.L. Bethel	Vice President, Treasurer and Director

/s/ KENNETH E. ALLEN Kenneth E. Allen	Director

EXHIBIT INDEX

Exhibit
No.	Description of Exhibit

1.1**	Form of Underwriting Agreement (Debt)
1.2**	Form of Underwriting Agreement (Equity)
1.3**	Form of Underwriting Agreement (Preferred Stock)
1.4**	Form of Underwriting Agreement (Units)
1.5**	Form of Underwriting Agreement (Warrants)
4.1	Third Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 of the Registrant’s Form S-1 Registration Statement No. 333-55412)
4.2	Amended and Restated By-Laws of the Registrant (incorporated by reference to Exhibit 3.2 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, filed on November 14, 2002)
4.3	Certificate of Incorporation of Affinity Mining Company (incorporated by reference to Exhibit 3.3 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.4	By-Laws of Affinity Mining Company (incorporated by reference to Exhibit 3.4 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.5	Certificate of Existence of Arclar Company, LLC (formerly known as Sugar Camp Coal, L.L.C.) (incorporated by reference to Exhibit 3.5 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.6	Second Amended and Restated Operating Agreement of Arclar Company, LLC (formerly known as Sugar Camp Coal, L.L.C.)
4.7	Certificate of Incorporation of Arid Operations Inc. (incorporated by reference to Exhibit 3.7 to the Registrant’s Form S-4 Registration Statement No. 333-106208) (incorporated by reference to Exhibit 3.7 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.8	By-Laws of Arid Operations Inc. (incorporated by reference to Exhibit 3.8 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.9	Certificate of Incorporation of Beaver Dam Coal Company (incorporated by reference to Exhibit 3.9 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.10	By-Laws of Beaver Dam Coal Company (incorporated by reference to Exhibit 3.10 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.11	Certificate of Incorporation of Big Ridge, Inc. (formerly known as Arclar Company) (incorporated by reference to Exhibit 3.11 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.12	By-Laws of Big Ridge, Inc. (formerly known as Arclar Company) (incorporated by reference to Exhibit to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.13	Certificate of Incorporation of Big Sky Coal Company (incorporated by reference to Exhibit 3.13 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.14	By-Laws of Big Sky Coal Company (incorporated by reference to Exhibit 3.14 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.15	Third Amended and Restated Partnership Agreement of Black Beauty Coal Company between Black Beauty Resources, Inc. and Thoroughbred, L.L.C. (incorporated by reference to Exhibit 3.15 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.16	Amended and Restated Partnership Agreement of Black Beauty Equipment Company between Black Beauty Resources, Inc. and Thoroughbred, L.L.C. (incorporated by reference to Exhibit 3.16 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.17	Certificate of Formation of Black Beauty Holding Company, LLC (incorporated by reference to Exhibit 3.17 to the Registrant’s Form S-4 Registration Statement No. 333-106208)

Exhibit
No.	Description of Exhibit

4.18	Limited Liability Company Agreement of Black Beauty Holding Company, LLC (incorporated by reference to Exhibit 3.18 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.19	Articles of Incorporation of Black Beauty Mining, Inc. (incorporated by reference to Exhibit 3.19 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.20	By-Laws of Black Beauty Mining, Inc. (incorporated by reference to Exhibit 3.20 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.21	Amended and Restated Articles of Incorporation of Black Beauty Resources, Inc. (incorporated by reference to Exhibit 3.21 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.22	By-Laws of Black Beauty Resources, Inc. (incorporated by reference to Exhibit 3.21 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.23	Articles of Incorporation of Black Beauty Underground, Inc. (incorporated by reference to Exhibit 3.23 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.24	By-Laws of Black Beauty Underground, Inc. (incorporated by reference to Exhibit 3.24 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.25	Certificate of Incorporation of Black Walnut Coal Company (incorporated by reference to Exhibit 3.25 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.26	By-Laws of Black Walnut Coal Company (incorporated by reference to Exhibit 3.26 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.27	Certificate of Incorporation of Bluegrass Coal Company (incorporated by reference to Exhibit 3.27 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.28	By-Laws of Bluegrass Coal Company (incorporated by reference to Exhibit 3.28 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.29	Certificate of Incorporation of Caballo Coal Company (incorporated by reference to Exhibit 3.29 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.30	By-Laws of Caballo Coal Company (incorporated by reference to Exhibit 3.30 to the Registrant’s Form S-1 Registration Statement No. 333-59073)
4.31	Certificate of Incorporation of Charles Coal Company (incorporated by reference to Exhibit 3.31 to the Registrant’s Form S-1 Registration Statement No. 333-59073)
4.32	By-Laws of Charles Coal Company (incorporated by reference to Exhibit 3.32 to the Registrant’s Form S-1 Registration Statement No. 333-59073)
4.33	Certificate of Incorporation of Cleaton Coal Company (formerly known as Peabody Enterprises, Inc. I) (incorporated by reference to Exhibit 3.33 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.34	By-Laws of Cleaton Coal Company (formerly known as Peabody Enterprises, Inc. I) (incorporated by reference to Exhibit 3.34 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.35	Certificate of Incorporation of Coal Properties Corp. (incorporated by reference to Exhibit 3.35 to the Registrant’s Form S-1 Registration Statement No. 333-59073)
4.36	By-Laws of Coal Properties Corp. (incorporated by reference to Exhibit 3.36 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.37	Amended and Restated Venture Agreement of Colony Bay Coal Company (incorporated by reference into Exhibit 3.37 to the Registrant’s Form S-1 Registration Statement No. 333-59073)
4.38	Certificate of Incorporation of Cook Mountain Coal Company (incorporated by reference to Exhibit 3.38 to the Registrant’s Form S-1 Registration Statement No. 333-59073)
4.39	By-Laws of Cook Mountain Coal Company (incorporated by reference to Exhibit 3.39 to the Registrant’s Form S-1 Registration Statement No. 333-59073)

Exhibit
No.	Description of Exhibit

4.40	Certificate of Incorporation of Cottonwood Land Company (incorporated by reference to Exhibit 3.40 to the Registrant’s Form S-1 Registration Statement No. 333-59073)
4.41	By-Laws of Cottonwood Land Company (incorporated by reference to Exhibit 3.41 to the Registrant’s Form S-1 Registration Statement No. 333-59073)
4.42	Certificate of Incorporation of Cyprus Creek Land Company (incorporated by reference to Exhibit 3.42 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.43	By-Laws of Cyprus Creek Land Company (incorporated by reference to Exhibit 3.43 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.44	Certificate of Formation of Cyprus Creek Land Resources, L.L.C. (incorporated by reference to Exhibit 3.44 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.45	Limited Liability Company Agreement of Cyprus Creek Land Resources, L.L.C. (incorporated by reference to Exhibit 3.45 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.46	Certificate of Incorporation of EACC Camps, Inc. (formerly known as Koppers Recreation Camps) (incorporated by reference to Exhibit 3.46 to the Registrant’s Form S-1 Registration Statement No. 333-59073)
4.47	By-Laws of EACC Camps, Inc. (formerly known as Koppers Recreation Camps) (incorporated by reference to Exhibit 3.47 to the Registrant’s Form S-1 Registration Statement No. 333-59073)
4.48	Amended and Restated Partnership Agreement of Eagle Coal Company between Black Beauty Resources, Inc. and Thoroughbred, L.L.C.
4.49	Certificate of Incorporation of Eastern Associated Coal Corp. (incorporated by reference to Exhibit 3.49 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.50	By-Laws of Eastern Associated Coal Corp. (incorporated by reference to Exhibit 3.50 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.51	Certificate of Incorporation of Eastern Royalty Corp. (incorporated by reference to Exhibit 3.51 to the Registrant’s Form S-1 Registration Statement No. 333-59073)
4.52	By-Laws of Eastern Royalty Corp. (incorporated by reference to Exhibit 3.52 to the Registrant’s Form S-1 Registration Statement No. 333-59073)
4.53	Certificate of Organization of Empire Marine, LLC (incorporated by reference to Exhibit 3.53 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.54	Articles of Organization of Empire Marine, LLC (incorporated by reference to Exhibit 3.54 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.55	Amended and Restated Partnership Agreement of Falcon Coal Company between Black Beauty Resources, Inc. and Thoroughbred, L.L.C. (incorporated by reference to Exhibit 3.55 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.56	Certificate of Incorporation of Gallo Finance Company (formerly known as Lee Ranch Coal Company) (incorporated by reference to Exhibit 3.56 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.57	By-Laws of Gallo Finance Company (formerly known as Lee Ranch Coal Company) (incorporated by reference to Exhibit 3.57 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.58	Articles of Organization of GIBCO Motor Express, LLC (incorporated by reference to Exhibit 3.58 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.59	Operating Agreement of GIBCO Motor Express, LLC (incorporated by reference to Exhibit 3.59 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.60	Certificate of Incorporation of Gold Fields Chile, S.A. (formerly known as Exploraciones y Minerales Sierra Morena S.A.) (incorporated by reference to Exhibit 3.60 to the Registrant’s Form S-1 Registration Statement No. 333-59073)

Exhibit
No.	Description of Exhibit

4.61	By-Laws of Gold Fields Chile, S.A. (formerly known as Exploraciones y Minerales Sierra Morena S.A.) (incorporated by reference to Exhibit 3.61 to the Registrant’s Form S-1 Registration Statement No. 333-59073)
4.62	Restated Certificate of Incorporation of Gold Fields Mining Corporation (incorporated by reference to Exhibit 3.62 to the Registrant’s Form S-1 Registration Statement No. 333-59073)
4.63	By-Laws of Gold Fields Mining Corporation
4.64	Certificate of Incorporation of Gold Fields Operating Co. — Ortiz (formerly known as East Tennessee Coal Company) (incorporated by reference to Exhibit 3.64 to the Registrant’s Form S-1 Registration Statement No. 333-59073)
4.65	By-Laws of Gold Fields Operating Co. — Ortiz (formerly known as East Tennessee Coal Company) (incorporated by reference to Exhibit 3.65 to the Registrant’s Form S-1 Registration Statement No. 333-59073)
4.66	Articles Certificate of Incorporation of Grand Eagle Mining, Inc. (incorporated by reference to Exhibit 3.67 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.67	By-Laws of Grand Eagle Mining, Inc. (incorporated by reference to Exhibit 3.68 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.68	Certificate of Incorporation of Hayden Gulch Terminal, Inc. (incorporated by reference to Exhibit 3.69 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.69	By-Laws of Hayden Gulch Terminal, Inc. (incorporated by reference to Exhibit 3.70 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.70	Certificate of Incorporation of Highland Mining Company (incorporated by reference to Exhibit 3.71 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.71	By-Laws of Highland Mining Company (incorporated by reference to Exhibit 3.72 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.72	Certificate of Incorporation of Highwall Mining Services Company (incorporated by reference to Exhibit 3.73 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.73	By-Laws of Highwall Mining Services Company (incorporated by reference to Exhibit 3.74 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.74	Certificate of Incorporation of Hillside Mining Company (formerly Blackrock First Capital) (incorporated by reference to Exhibit 3.9 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.75	By-Laws of Hillside Mining Company (formerly Blackrock First Capital) (incorporated by reference to Exhibit 3.76 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.76	Certificate of Incorporation of Independence Material Handling Company (incorporated by reference to Exhibit 3.77 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.77	By-Laws of Independence Material Handling Company (incorporated by reference to Exhibit 3.78 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.78	Certificate of Incorporation of Interior Holdings Corp. (incorporated by reference to Exhibit 3.79 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.79	By-Laws of Interior Holdings Corp. (incorporated by reference to Exhibit 3.80 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.80	Certificate of Incorporation of James River Coal Terminal Company (formerly known as A.T. Two, Inc.) (incorporated by reference to Exhibit 3.81 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.81	Restated By-Laws of James River Coal Terminal Company (formerly known as A.T. Two, Inc.) (incorporated by reference to Exhibit 3.82 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.82	Certificate of Incorporation of Jarrell’s Branch Coal Company (incorporated by reference to Exhibit 3.83 to the Registrant’s Form S-4 Registration Statement No. 333-106208)

Exhibit
No.	Description of Exhibit

4.83	By-Laws of Jarrell’s Branch Coal Company (incorporated by reference to Exhibit 3.84 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.84	Certificate of Incorporation of Juniper Coal Company (incorporated by reference to Exhibit 3.85 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.85	By-Laws of Juniper Coal Company (incorporated by reference to Exhibit 3.86 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.86	Certificate of Incorporation of Kayenta Mobile Home Park, Inc. (incorporated by reference to Exhibit 3.87 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.87	By-Laws of Kayenta Mobile Home Park, Inc. (incorporated by reference to Exhibit 3.88 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.88	Certificate of Incorporation of Logan Fork Coal Company (incorporated by reference to Exhibit 3.89 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.89	By-Laws of Logan Fork Coal Company (incorporated by reference to Exhibit 3.90 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.90	Certificate of Incorporation of Martinka Coal Company (incorporated by reference to Exhibit 3.91 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.91	By-Laws of Martinka Coal Company (incorporated by reference to Exhibit 3.92 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.92	Articles of Incorporation of Midco Supply and Equipment Corporation (incorporated by reference to Exhibit 3.93 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.93	By-Laws of Midco Supply and Equipment Corporation (incorporated by reference to Exhibit 3.94 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.94	Certificate of Incorporation of Mountain View Coal Company (formerly known as Nueast Mining Corp) (incorporated by reference to Exhibit 3.95 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.95	By-Laws of Mountain View Coal Company (formerly known as Nueast Mining Corp) (incorporated by reference to Exhibit 3.96 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.96	Certificate of Formation of Mustang Energy Company, L.L.C. (formerly known as PG Investments Seven, L.L.C.) (incorporated by reference to Exhibit 3.97 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.97	Limited Liability Company Agreement of Mustang Energy Company, L.L.C. (formerly known as PG Investments Seven, L.L.C.) (incorporated by reference to Exhibit 3.98 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.98	Articles of Incorporation of North Page Coal Corp. (incorporated by reference to Exhibit 3.99 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.99	By-Laws of North Page Coal Corp. (incorporated by reference to Exhibit 3.100 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.100	Articles of Incorporation of Ohio County Coal Company (incorporated by reference to Exhibit 3.101 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.101	By-Laws of Ohio County Coal Company (incorporated by reference to Exhibit 3.102 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.102	Certificate of Limited Partnership of Patriot Coal Company, L.P. (incorporated by reference to Exhibit 3.103 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.103	Agreement of Limited Partnership of Patriot Coal Company, L.P. (incorporated by reference to Exhibit 3.104 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.104	Certificate of Incorporation of Peabody America, Inc. (incorporated by reference to Exhibit 3.105 to the Registrant’s Form S-4 Registration Statement No. 333-59073)

Exhibit
No.	Description of Exhibit

4.105	By-Laws of Peabody America, Inc. (incorporated by reference to Exhibit 3.106 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.106	Certificate of Formation of Peabody Archveyor, L.L.C. (formerly known as PG Investments Ten, L.L.C.) (incorporated by reference to Exhibit 3.107 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.107	Limited Liability Company Agreement of Peabody Archveyor, L.L.C. (formerly known as PG Investments Ten L.L.C.) (incorporated by reference to Exhibit 3.108 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.108	Certificate of Incorporation of Peabody COALSALES Company (incorporated by reference to Exhibit 3.109 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.109	By-Laws of Peabody COALSALES Company (incorporated by reference to Exhibit 3.110 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.110	Certificate of Incorporation of Peabody COALTRADE, Inc. (formerly known as COALTRADE, Inc.) (incorporated by reference to Exhibit 3.111 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.111	By-Laws of Peabody COALTRADE, Inc. (formerly known as COALTRADE, Inc.) (incorporated by reference to Exhibit 3.112 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.112	Certificate of Incorporation of Peabody Coal Company. (incorporated by reference to Exhibit 3.113 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.113	Restated By-Laws of Peabody Coal Company (incorporated by reference to Exhibit 3.114 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.114	Certificate of Incorporation of Peabody Development Company (formerly known as Premier Coal Sales Company) (incorporated by reference to Exhibit 3.115 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.115	Restated By-Laws of Peabody Development Company (formerly known as Premier Coal Sales Company) (incorporated by reference to Exhibit 3.116 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.116	Certificate of Formation of Peabody Development Land Holdings, LLC (incorporated by reference to Exhibit 3.117 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.117	Limited Liability Company Agreement of Peabody Development Land Holdings, LLC (incorporated by reference to Exhibit 3.118 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.118	Certificate of Incorporation of Peabody Energy Generation Holding Company (incorporated by reference to Exhibit 3.119 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.119	By-Laws of Peabody Energy Generation Holding Company (incorporated by reference to Exhibit 3.120 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.120	Certificate of Incorporation of Peabody Energy Investments, Inc. (formerly known as Thoroughbred Mining Company) (incorporated by reference to Exhibit 3.121 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.121	By-Laws of Peabody Energy Investments, Inc. (formerly known as Thoroughbred Mining Company) (incorporated by reference to Exhibit 3.122 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.122	Certificate of Incorporation of Peabody Energy Solutions, Inc. (formerly known as Peabody Powertrade, Inc.) (incorporated by reference to Exhibit 3.123 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.123	By-Laws of Peabody Energy Solutions, Inc. (formerly known as Peabody Powertrade, Inc.) (incorporated by reference to Exhibit 3.124 to the Registrant’s Form S-4 Registration Statement No. 333-59073)

Exhibit
No.	Description of Exhibit

4.124	Restated Certificate of Incorporation of Peabody Holding Company, Inc. (incorporated by reference to Exhibit 3.125 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.125	Restated By-Laws of Peabody Holding Company, Inc. (incorporated by reference to Exhibit 3.126 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.126	Certificate of Formation of Peabody Natural Gas, LLC (incorporated by reference to Exhibit 3.127 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.127	Limited Liability Company Agreement of Peabody Natural Gas, LLC (incorporated by reference to Exhibit 3.128 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.128	Statement of Partnership Existence of Peabody Natural Resources Company (formerly known as Hanson Natural Resources Company) (incorporated by reference to Exhibit 3.129 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.129	By-Laws of Peabody Natural Resources Company (formerly known as Hanson Natural Resources Company) (incorporated by reference to Exhibit 3.130 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.130	Certificate of Formation of Peabody Recreational Lands, L.L.C. (formerly known as Williams Fork Mountain Ranch, L.L.C.) (incorporated by reference to Exhibit 3.131 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.131	Limited Liability Company Agreement of Peabody Recreational Lands, L.L.C. (formerly known as Williams Fork Mountain Ranch, L.L.C.) (incorporated by reference to Exhibit 3.132 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.132	Certificate of Incorporation of Peabody Southwestern Coal Company (incorporated by reference to Exhibit 3.133 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.133	By-Laws of Peabody Southwestern Coal Company (incorporated by reference to Exhibit 3.134 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.134	Certificate of Incorporation of Peabody Terminals, Inc. (formerly known as Armco Terminal Company) (incorporated by reference to Exhibit 3.135 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.135	By-Laws of Peabody Terminals, Inc. (formerly known as Armco Terminal Company) (incorporated by reference to Exhibit 3.136 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.136	Certificate of Incorporation of Peabody Venezuela Coal Corp. (incorporated by reference to Exhibit 3.137 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.137	By-Laws of Peabody Venezuela Coal Corp. (incorporated by reference to Exhibit 3.138 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.138	Certificate of Formation of Peabody-Waterside Development, L.L.C. (incorporated by reference to Exhibit 3.139 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.139	Limited Liability Company Agreement of Peabody-Waterside Development, L.L.C. (incorporated by reference to Exhibit 3.140 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.140	Certificate of Incorporation of Peabody Western Coal Company (incorporated by reference to Exhibit 3.141 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.141	By-Laws of Peabody Western Coal Company (incorporated by reference to Exhibit 3.142 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.142	Certificate of Incorporation of Pine Ridge Coal Company (incorporated by reference to Exhibit 3.143 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.143	By-Laws of Pine Ridge Coal Company (incorporated by reference to Exhibit 3.144 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.144	Certificate of Formation of Pond Creek Land Resources, LLC (incorporated by reference to Exhibit 3.145 to the Registrant’s Form S-4 Registration Statement No. 333-106208)

Exhibit
No.	Description of Exhibit

4.145	Limited Liability Company Agreement of Pond Creek Land Resources, LLC (incorporated by reference to Exhibit 3.146 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.146	Certificate of Incorporation of Pond River Land Company (incorporated by reference to Exhibit 3.147 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.147	By-Laws of Pond River Land Company (incorporated by reference to Exhibit 3.148 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.148	Certificate of Formation of Porcupine Production, LLC (incorporated by reference to Exhibit 3.149 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.149	Limited Liability Company Agreement of Porcupine Production, LLC (incorporated by reference to Exhibit 3.150 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.150	Certificate of Formation of Porcupine Transportation, LLC (incorporated by reference to Exhibit 3.151 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.151	Limited Liability Company Agreement of Porcupine Transportation, LLC (incorporated by reference to Exhibit 3.152 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.152	Certificate of Incorporation of Powder River Coal Company (incorporated by reference to Exhibit 3.153 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.153	By-Laws of Powder River Coal Company (incorporated by reference to Exhibit 3.154 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.154	Certificate of Formation of Prairie State Generating Company, LLC (incorporated by reference to Exhibit 3.155 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.155	Limited Liability Company Agreement of Prairie State Generating Company, LLC (incorporated by reference to Exhibit 3.156 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.156	Certificate of Incorporation of Rio Escondido Coal Corp. (incorporated by reference to Exhibit 3.157 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.157	By-Laws of Rio Escondido Coal Corp. (incorporated by reference to Exhibit 3.158 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.158	Certificate of Incorporation of Rivers Edge Mining, Inc. (formerly known as Peabody Enterprises, Inc. II) (incorporated by reference to Exhibit 3.159 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.159	By-Laws of Rivers Edge Mining, Inc. (formerly known as Peabody Enterprises, Inc. II) (incorporated by reference to Exhibit 3.160 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.160	Certificate of Incorporation of Riverview Terminal Company (incorporated by reference to Exhibit 3.161 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.161	By-Laws of Riverview Terminal Company (incorporated by reference to Exhibit 3.162 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.162	Certificate of Incorporation of Seneca Coal Company (incorporated by reference to Exhibit 3.163 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.163	By-Laws of Seneca Coal Company (incorporated by reference to Exhibit 3.164 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.164	Certificate of Incorporation of Sentry Mining Company (incorporated by reference to Exhibit 3.165 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.165	By-Laws of Sentry Mining Company (incorporated by reference to Exhibit 3.166 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.166	Certificate of Incorporation of Snowberry Land Company (incorporated by reference to Exhibit 3.167 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.167	By-Laws of Snowberry Land Company (incorporated by reference to Exhibit 3.168 to the Registrant’s Form S-4 Registration Statement No. 333-59073)

Exhibit
No.	Description of Exhibit

4.168	Certificate of Formation of Star Lake Energy Company, L.L.C. (formerly known as PG Investments Eight, L.L.C.) (incorporated by reference to Exhibit 3.169 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.169	Limited Liability Company Agreement of Star Lake Energy Company, L.L.C. (Formerly known as PG Investments Eight, L.L.C.) (incorporated by reference to Exhibit 3.170 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.170	Certificate of Incorporation of Sterling Smokeless Coal Company (Formerly known as Low Volatile Coals, Inc.) (incorporated by reference to Exhibit 3.171 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.171	By-Laws of Sterling Smokeless Coal Company (Formerly known as Low Volatile Coals, Inc.) (incorporated by reference to Exhibit 3.172 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.172	Partnership Agreement of Sugar Camp Properties between Franks Energy, LLC. and Black Beauty Equipment Company (incorporated by reference to Exhibit 3.173 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.173	Certificate of Formation of Thoroughbred, L.L.C. (incorporated by reference to Exhibit 3.174 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.174	Operating Agreement of Thoroughbred, L.L.C. (incorporated by reference to Exhibit 3.175 to the Registrant’s Form S-4 Registration Statement No. 333-59073)
4.175	Certificate of Formation of Thoroughbred Generating Company, L.L.C. (Formerly known as PG Investments Nine, LLC) (incorporated by reference to Exhibit 3.176 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.176	Limited Liability Company Agreement of Thoroughbred Generating Company, L.L.C. (Formerly known as PG Investments Nine, LLC) (incorporated by reference to Exhibit 3.177 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.177	Certificate of Formation of Thoroughbred Mining Company, L.L.C. (incorporated by reference to Exhibit 3.178 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.178	Limited Liability Company Agreement of Thoroughbred Mining Company, L.L.C. (incorporated by reference to Exhibit 3.179 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.179	Certificate of Incorporation of Yankeetown Dock Corporation (incorporated by reference to Exhibit 3.180 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.180	By-Laws of Yankeetown Dock Corporation (incorporated by reference to Exhibit 3.181 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.181	* Certificate of Incorporation of Indian Hill Company
4.182	* By-Laws of Indian Hill Company
4.183	* Certificate of Formation of Kanawha River Ventures I, LLC
4.184	* Limited Liability Company Agreement of Kanawha River Ventures I, LLC
4.185	* Certificate of Incorporation of Midwest Coal Acquisition Corp.
4.186	* By-Laws of Midwest Coal Acquisition Corp.
4.187	* Certificate of Formation of Peabody PowerTree Investments, LLC
4.188	* Limited Liability Company Agreement of Peabody PowerTree Investments, LLC
4.189	* Certificate of Formation of PEC Equipment Company, LLC
4.190	* Limited Liability Company Agreement of PEC Equipment Company, LLC
4.191	* Certificate of Formation of Point Pleasant Dock Company, LLC
4.192	* Limited Liability Company Agreement of Point Pleasant Dock Company, LLC
4.193	* Certificate of Formation of Williamsville Coal Company, LLC
4.194	* Limited Liability Company Agreement of Williamsville Coal Company, LLC

Exhibit
No.	Description of Exhibit

4.195	Senior Note Indenture dated as of March 21, 2003 among Peabody Energy Corporation, the Subsidiary Guarantors (as defined therein) and US Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2003, filed on May 13, 2003)
4.196	Exchange and Registration Rights Agreement dated as of March 21, 2003 among Peabody Energy Corporation, the Subsidiary Guarantors (as defined therein) from time to time party thereto and Lehman Brothers Inc. on behalf of the Initial Purchasers. (incorporated by reference to Exhibit 4.2 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2003, filed on May 13, 2003)
4.197	First Supplemental Senior Note Indenture dated as of May 7, 2003 among Peabody Energy Corporation, the Guaranteeing Subsidiaries (as defined therein) and US Bank National Association, as trustee. (incorporated by reference to Exhibit 4.3 to the Registrant’s Form S-4 Registration Statement No. 333-106208)
4.198	* Second Supplemental Senior Note Indenture dated as of September 30, 2003 among Peabody Energy Corporation, the Guaranteeing Subsidiaries (as defined therein) and US Bank National Association, as trustee
4.199	* Form of Senior Indenture
4.200	* Form of Subordinated Indenture
5*	Opinion of Simpson Thacher & Bartlett LLP
12*	Statement of computation of ratios
23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5)
23.2*	Consent of Ernst & Young LLP, Independent Auditors
24	Power of Attorney (included on signature pages)
25**	Statement of Eligibility of Trustee

*	Filed herewith

**	To be filed with a subsequent 8-K